RIVERPARK FUNDS

Prospectus

January 28, 2026

Each a Series of RiverPark Funds Trust

Wedgewood Fund
Retail Class Shares (Ticker Symbol: RWGFX)
Institutional Class Shares (Ticker Symbol: RWGIX)
C Class Shares

Investment Adviser:

RiverPark Advisors, LLC

The U.S. Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Additional Information	Inside Back Cover
To Obtain More Information about the Funds	Back Cover

Summary Section

RiverPark Large Growth Fund

Retail Class Shares (Ticker Symbol: RPXFX)
Institutional Class Shares (Ticker Symbol: RPXIX)
Class C Shares*

*	Class C Shares are not currently being offered for sale to investors.

Investment Objective

The RiverPark Large Growth Fund (“RiverPark Growth” or the “Fund”) seeks long-term capital appreciation through investments primarily in securities of large-cap companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The Fund does not charge any fees paid directly from your investment (including those commonly described as Load or Sales Charges). You may, however, be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares or Retail Class Shares, which are not reflected in the tables or the examples below. Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail	Institutional	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	None	1.00%
Shareholder Servicing Fees[1]	0.25%	None	None
Administrative Fees[1]	0.11%	0.10%	0.10%
Other Expenses[2]	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.28%	1.02%	2.02%
Fee Waiver and/or Expense Reimbursement[3]	-0.03%	-0.02%	-0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.00%	2.00%

1	Estimate based on current asset levels for the Retail Class Shares and Institutional Class Shares.

2

Other Expenses, which include administration, transfer agency and custodian fees, is an estimate based on current asset levels for the Retail Class Shares and Institutional Class Shares. Other Expenses for the Class C Shares are based on the estimated Other Expenses of the Institutional Class Shares.

3

The Adviser has agreed contractually to waive its fees and to reimburse expenses of the Fund, including expenses associated with the Fund’s shareholder services plan and administrative services plan, to the extent necessary to ensure that operating expenses (including all organization and offering expenses, but excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.25% for the Retail Class Shares, 1.00% for the Institutional Class Shares and 2.00% for the Class C Shares of the Fund’s average net assets. This agreement is in effect until at least January 31, 2027, and, subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Fund at least 30 days prior to the annual approval of its determination not to continue the agreement. This agreement may be terminated with 90 days’ notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares. The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses reimbursed, subject to certain limitations that: (1) the repayment is made only for fees waived or expenses reimbursed not more than three years prior to the date of repayment; and (2) the repayment may not be made if it would cause the Fund’s operating expenses to exceed the lesser of: (a) the annual expense limitation in effect at the time of the fee waiver or expense reimbursement or (b) the annual expense limitation in effect at the time of the repayment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$127	$403	$699	$1,543
Institutional	$102	$323	$561	$1,246
Class C	$203	$632	$1,086	$2,346

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

RiverPark Growth seeks long-term capital appreciation by investing in equity securities of large capitalization companies that RiverPark believes have above-average growth prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of large capitalization companies. The Fund invests primarily in common stocks. The Fund considers companies with market capitalizations in excess of $5 billion to be large capitalization companies. RiverPark uses fundamental research to identify those industries and companies with the strongest growth prospects for revenue, earnings and/or cash flow over the medium and long term and seeks to buy stock in those companies at attractive valuations. The Fund invests primarily in the securities of U.S. companies, but it may also invest outside the U.S.

The Fund invests in industries that RiverPark believes are the beneficiaries of long-term secular changes in the global economy and companies within those industries that are gaining market share and have, what RiverPark believes to be, long-term sustainable competitive advantages and positions protected by strong barriers to entry. RiverPark seeks companies with latent pricing power, expanding free cash flow and a high return on invested capital. RiverPark also looks for companies with strong and experienced management teams with clear business objectives. RiverPark believes it can gain an investment advantage not only through its primary research and by developing conviction in business models, but also because it invests with a long-term time horizon.

RiverPark’s investment process includes several well-defined steps. First, RiverPark frames the investment opportunity by analyzing the investment characteristics of both the industry and the specific company with a focus on the medium- and long-term secular and structural dynamics involved, such as sustainable competitive advantages, barriers to entry, technological innovation, changes in government regulation and demographic trends. The next step includes fundamental research, including company visits and primary research of competitors, customers and suppliers, as RiverPark seeks to gain conviction in both the competitive dynamics within the industry and the reputation, skill and drive of the management team. Finally, RiverPark creates and maintains detailed, proprietary financial models of the revenues, earnings and cash flows of each potential investment and establishes price targets that encompass its view of the company’s future enterprise value. RiverPark’s purchase and sell disciplines are driven by combining its own proprietary projections of the future fundamentals of a business with what it believes are conservative valuation metrics. Generally, a security will be sold from the portfolio when RiverPark believes its assessment of the security’s intrinsic value has been realized, when the security is underperforming, or when its risk management or industry concentration guidelines suggest reducing the position.

RiverPark’s goal is to invest only when it can firmly establish conviction in the business prospects of the company and when it believes valuations are compelling. RiverPark looks for the opportunity to invest in its high conviction ideas at times when it believes a company’s prospects are misunderstood by other investors or analysts, the markets react to short-term events, and/or business models change.

Principal Risks

The Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including the risks listed below. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

Equity Securities Risks. The Fund invests primarily in equity securities. Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund investments, regardless of the performance or expected performance of companies in which the Fund invests.

Market Risk. Because the Fund invests a substantial portion of its assets in common stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market in which the Fund invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Large Cap Company Risk. Because the Fund invests primarily in large cap company securities, the Fund may underperform other funds during periods when large cap securities are out of favor. Large cap company stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Growth Stock Risk. The Fund invests in growth stocks. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the Fund’s performance. When growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals. Growth stocks may also experience higher than average volatility.

Information Technology Risk. The Information Technology sector is an important sector for growth-oriented strategies and thus may represent a large percentage of the investments of the Fund. The sector includes a number of important industries such as software & services, hardware & equipment, and semiconductors. Investments in Information Technology are potentially riskier than investments in more mature industries because the nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete and barriers to entry are difficult to determine. Additionally, valuations are often higher, and price movements may be more volatile.

Management Risk. Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Geopolitical and Health Crisis Risks. Geopolitical events and health crises, including pandemics, war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. The increasing interconnectedness of markets around the world may result in many markets being affected by such events even if they occur in a single country or region. Such events may have significant adverse direct or indirect effects on the Fund and its investments. A health crisis may also exacerbate other pre-existing risks.

See “Description of Principal Risks” beginning on page 51 of the Prospectus for a discussion of each of these risks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Comparison of Fund performance to an appropriate index indicates how the Fund’s average annual returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)
Institutional Class (RPXIX)

During the period of time shown in the bar chart, the highest quarterly return was 38.72% for the quarter ended June 30, 2020, and the lowest quarterly return was -33.91% for the quarter ended June 30, 2022.

The performance table below shows how the Fund’s average annual return for the calendar year, the five years ended December 31, 2025, the ten years ended December 31, 2025 and since inception of the Fund (September 30, 2010), compared to that of the Fund’s benchmarks (Russell 1000 Growth Total Return Index and S&P 500 Total Return Index):

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception (9/30/2010)
Institutional Class Shares (RPXIX)
Return Before Taxes	13.30%	4.16%	12.82%	12.74%
Return After Taxes on Distributions*	10.99%	2.73%	10.99%	11.42%
Return After Taxes on Distributions and Sale of Fund Shares*	9.46%	3.06%	10.21%	10.63%
Retail Class Shares (RPXFX)
Return Before Taxes	13.02%	3.89%	12.53%	12.45%
Russell 1000 Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.13%	17.12%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	14.57%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class Shares only. The after-tax returns for Retail Class Shares will vary. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Updated performance information is available by calling the Fund, toll free, at 888-564-4517, or by visiting the Fund’s website at www.riverparkfunds.com.

Management

Investment Adviser

RiverPark Advisors, LLC serves as the Fund’s investment adviser.

Portfolio Manager

Conrad van Tienhoven is the portfolio manager primarily responsible for the investment decisions of the Fund. Mr. van Tienhoven has been associated with the Adviser since 2009.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day (any weekday exclusive of days on which the New York Stock Exchange (the “NYSE”) is closed is a “business day”) by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary. The minimum initial investment in the Retail Class Shares is $1,000. The minimum initial investment in the Institutional Class Shares is $50,000. Class C Shares, when offered for sale to investors, will have a minimum initial investment of $1,000. There is no minimum for subsequent investments. Transactions received, in good order, before the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) will receive the net asset value on that day. Requests received after the close of trading will be processed on the next business day and will receive the next day’s calculated net asset value.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. Please see also, “ADDITIONAL TAX INFORMATION” in the Statement of Additional Information (the “SAI”), for additional information regarding the taxation of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial planner or visit your financial intermediary’s website for more information.

Summary Section

Wedgewood Fund

Retail Class Shares (Ticker Symbol: RWGFX)
Institutional Class Shares (Ticker Symbol: RWGIX)
Class C Shares*

*	Class C Shares are not currently being offered for sale to investors.

Investment Objective

The Wedgewood Fund (the “Wedgewood Fund” or the “Fund”) seeks long-term capital appreciation through investments primarily in securities of large-cap companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The Fund does not charge any fees paid directly from your investment (including those commonly described as Load or Sales Charges). You may, however, be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares or Retail Class Shares, which are not reflected in the tables or the examples below. Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail	Institutional	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	None	1.00%
Shareholder Servicing Fees[1]	0.25%	None	None
Administrative Fees[1]	0.06%	0.12%	0.12%
Other Expenses[2]	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.29%	1.10%	2.10%
Fee Waiver and/or Expense Reimbursement[3]	-0.04%	-0.10%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.00%	2.00%

1	Estimate based on current asset levels for the Retail Class Shares and Institutional Class Shares.

2

Other Expenses, which include administration, transfer agency and custodian fees, is an estimate based on current asset levels for the Retail Class Shares and Institutional Class Shares. Other Expenses for the Class C Shares are based on the estimated Other Expenses of the Institutional Class Shares.

3

The Adviser has agreed contractually to waive its fees and to reimburse expenses of the Fund, including expenses associated with the Fund’s shareholder services plan and administrative services plan, to the extent necessary to ensure that operating expenses (including all organization and offering expenses, but excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.25% for the Retail Class Shares, 1.00% for the Institutional Class Shares and 2.00% for the Class C Shares of the Fund’s average net assets. This agreement is in effect until at least January 31, 2027, and, subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Fund at least 30 days prior to the annual approval of its determination not to continue the agreement. This agreement may be terminated with 90 days’ notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares. The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses reimbursed, subject to certain limitations that: (1) the repayment is made only for fees waived or expenses reimbursed not more than three years prior to the date of repayment; and (2) the repayment may not be made if it would cause the Fund’s operating expenses to exceed the lesser of: (a) the annual expense limitation in effect at the time of the fee waiver or expense reimbursement or (b) the annual expense limitation in effect at the time of the repayment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$127	$405	$704	$1,553
Institutional	$102	$340	$597	$1,331
Class C	$203	$648	$1,120	$2,423

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Wedgewood Fund seeks long-term capital appreciation by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that Wedgewood Partners, Inc., the Fund’s sub-adviser (“Wedgewood”), believes have above-average growth prospects. The Fund invests primarily in common stocks. The Fund considers companies with market capitalizations in excess of $5 billion to be large capitalization companies. The Fund is non-diversified and invests in a limited number of companies, generally holding securities of between 19 and 21 companies. The Fund invests primarily in the securities of U.S. companies, but it may also invest outside of the U.S.

Wedgewood seeks investments in market leaders with dominant products or services that are irreplaceable or lack substitutes in today’s economy. Wedgewood invests for the long-term, and expects to hold securities, in many cases, for more than five years.

Wedgewood’s investment process involves rigorous qualitative and quantitative inputs as well as a strict valuation and risk discipline. Wedgewood’s quantitative process seeks to differentiate among the 500-600 largest companies to separate those which exhibit factors such as above-average returns on equity, returns on capital, cash flow returns on investment, earnings per share growth and revenue growth. The qualitative process then focuses on the sustainability of the company’s business model with particular emphasis on barriers to entry, competition and relative buyer/supplier leverage. Wedgewood next uses a valuation model to forecast future performance for sales, earnings and financial position to create absolute valuation projections for the company’s intrinsic value seeking to invest in a focused (19-21 securities) portfolio of its highest conviction ideas. Positions are reduced or eliminated from the portfolio over time when long-term growth rates fall below Wedgewood’s expectations, a superior opportunity becomes available and/or appreciation results in an excessively large holding in the portfolio.

Principal Risks

The Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including the risks listed below. Each risk summarized below is a principal risk of investing in the Fund, and different risks may be more significant at different times depending upon market conditions or other factors.

Equity Securities Risks. The Fund invests primarily in equity securities. Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund investments, regardless of the performance or expected performance of companies in which the Fund invests.

Market Risk. Because the Fund invests a substantial portion of its assets in common stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market in which the Fund invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Large Cap Company Risk. Because the Fund invests primarily in large cap company securities, the Fund may underperform other funds during periods when large cap securities are out of favor. Large cap company stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Growth Stock Risk. The Fund invests in growth stocks. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the Fund’s performance. When growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals. Growth stocks may also experience higher than average volatility.

Information Technology Risk. The Information Technology sector is an important sector for growth-oriented strategies and thus may represent a large percentage of the investments of the Fund. The sector includes a number of important industries such as software & services, hardware & equipment, and semiconductors. Investments in Information Technology are potentially riskier than investments in more mature industries because the nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete and barriers to entry are difficult to determine. Additionally, valuations are often higher, and price movements may be more volatile.

Management Risk. Management risk means that the sub-adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Non-Diversified Portfolio Risk. The Fund is non-diversified, which means that its portfolio will be invested in a relatively small number of securities. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities.

Geopolitical and Health Crisis Risks. Geopolitical events and health crises, including pandemics, war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. The increasing interconnectedness of markets around the world may result in many markets being affected by such events even if they occur in a single country or region. Such events may have significant adverse direct or indirect effects on the Fund and its investments. A health crisis may also exacerbate other pre-existing risks.

See “Description of Principal Risks” beginning on page 51 of the Prospectus for a discussion of each of these risks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Comparison of Fund performance to an appropriate index indicates how the Fund’s average annual returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)
Institutional Class (RWGIX)

During the period of time shown in the bar chart, the highest quarterly return was 26.60% for the quarter ended June 30, 2020, and the lowest quarterly return was -17.38% for the quarter ended June 30, 2022.

The performance table below shows how the Fund’s average annual return for the calendar year, the five years ended December 31, 2025, the ten years ended December 31, 2025 and since inception of the Fund (September 30, 2010), compared to that of the Fund’s benchmarks (Russell 1000 Growth Total Return Index and S&P 500 Total Return Index):

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception (9/30/2010)
Institutional Class Shares (RWGIX)
Return Before Taxes	4.43%	11.48%	13.64%	13.16%
Return After Taxes on Distributions*	1.84%	8.81%	8.18%	9.37%
Return After Taxes on Distributions and Sale of Fund Shares*	4.43%	8.75%	9.32%	9.87%
Retail Class Shares (RWGFX)
Return Before Taxes	4.19%	11.23%	13.37%	12.92%
Russell 1000 Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.13%	17.12%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	14.57%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class Shares only. The after-tax returns for Retail Class Shares will vary. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Updated performance information is available by calling the Fund, toll free, at 888-564-4517, or by visiting the Fund’s website at www.riverparkfunds.com.

Management

Investment Adviser

RiverPark Advisors, LLC serves as the Fund’s investment adviser.

Sub-Adviser

Wedgewood Partners, Inc. serves as the Fund’s sub-adviser.

Portfolio Manager

David A. Rolfe, CFA, has been the portfolio manager since the Fund’s inception and is primarily responsible for the investment decisions of the Fund. Mr. Rolfe is the Chief Investment Officer of Wedgewood and has been associated with Wedgewood since its inception in 1992.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day (any weekday exclusive of days on which the NYSE is closed is a “business day”) by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary. The minimum initial investment in the Retail Class Shares is $1,000. The minimum initial investment in the Institutional Class Shares is $50,000. Class C Shares, when offered for sale to investors, will have a minimum initial investment of $1,000. There is no minimum for subsequent investments. Transactions received, in good order, before the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) will receive the net asset value on that day. Requests received after the close of trading will be processed on the next business day and will receive the next day’s calculated net asset value.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. Please see also, “ADDITIONAL TAX INFORMATION” in the SAI, for additional information regarding the taxation of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial planner or visit your financial intermediary’s website for more information.

Summary Section

RiverPark Short Term High Yield Fund

Retail Class Shares (Ticker Symbol: RPHYX)
Institutional Class Shares (Ticker Symbol: RPHIX)

Investment Objective

The RiverPark Short Term High Yield Fund (“RiverPark Short Term” or the “Fund”) seeks high current income and capital appreciation consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The Fund does not charge any fees paid directly from your investment (including those commonly described as Load or Sales Charges). You may, however, be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares or Retail Class Shares, which are not reflected in the tables or the examples below. Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail	Institutional
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	None
Shareholder Servicing Fees[1]	0.25%	None
Administrative Fees[1]	0.13%	0.10%
Other Expenses[2]	0.21%	0.21%
Total Annual Fund Operating Expenses	1.24%	0.96%

1	Estimate based on current asset levels for the Retail Class Shares and Institutional Class Shares.

2	Other Expenses, which include administration, transfer agency and custodian fees, is an estimate based on current asset levels for the Retail Class Shares and Institutional Class Shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$126	$393	$681	$1,500
Institutional	$98	$306	$531	$1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 438% of the average value of its portfolio.

Principal Investment Strategies

RiverPark Short Term seeks high current income and capital appreciation consistent with the preservation of capital by investing in short term debt, securities issued by the U.S. Government, its agencies and instrumentalities, preferred stock, special purpose acquisition companies (“SPACs”), convertible bonds, bank loans and high yield bonds (collectively, “Securities”), that CrossingBridge Advisors, LLC (“CrossingBridge”), RiverPark Short Term’s sub-adviser, deems appropriate for the Fund’s investment objective. Under normal circumstances, RiverPark Short Term will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield Securities rated BB or below by a Rating Agency or, if unrated, determined by CrossingBridge to be of comparable quality. The Fund will maintain a dollar-weighted average effective maturity of no more than three years. However, the Fund may invest up to 25% of its assets in Securities that have not been called or tendered having a maturity date in excess of three years. The effective maturity of a Security will be defined as the shorter of the contractual maturity of a security or the date CrossingBridge reasonably believes that because of a Qualifying Feature (as described below) a Security will be redeemed earlier than the contractual maturity date. “Qualifying Feature” means any of the following: (a) an announcement, or when CrossingBridge reasonably believes such an announcement will be made, of the issuer such as an issuer announcement of an early redemption; (b) a relevant contractual feature of the Security, such as provisions allowing holders a mandatory put date; (c) a specific attribute of such Security such as contractual sinking fund requirements and/or cash flow sweeps.

In addition to considering economic factors such as the effect of interest rates on RiverPark Short Term’s investments, CrossingBridge applies a “bottom up” approach in choosing investments. This means that CrossingBridge looks at Securities one at a time to determine if a Security is an attractive investment opportunity and if it is consistent with the Fund’s investment objective. If CrossingBridge is unable to find such investments, the Fund’s uninvested assets may be held in cash or similar investments, subject to the Fund’s specific investment objective. Securities are generally held in the Fund’s portfolio until maturity or effective maturity. However, a Security may be sold prior to maturity. For example, a Security may be sold prior to maturity in light of a corporate action or announcement affecting the issuer. In addition, a Security may be purchased at a discount and/or sold prior to maturity where CrossingBridge believes it is advantageous to do so.

Principal Risks

The Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including the risks listed below. Each risk summarized below is a principal risk of investing in the Fund, and different risks may be more significant at different times depending upon market conditions or other factors.

Risks of Investing in Fixed Income Securities. The Fund may invest up to 100% of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk.

Fixed Income Securities Market Risk. Difficult conditions in the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for fixed income securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for fixed income securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Adviser or sub-adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, coupled with extraordinary levels of Fund shareholder redemption requests, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemption requests in accordance with the Fund’s borrowing policy, suspending redemptions or postponing payment of redemption requests for up to seven days or longer, as permitted by applicable law, or other extraordinary measures. In addition, if the Fund needed to sell large blocks of investments to meet shareholder redemption requests or to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.

Interest Rate Risk. The prices of securities in general and fixed-income securities in particular tend to be sensitive to interest rate fluctuations. Increases in interest rates can result in significant declines in the prices of fixed-income securities. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities generally from rate increases, regardless of the cause, could be swift and significant, which could result in losses by the Fund, even if anticipated by the Adviser.

Credit Risk. Debt portfolios are subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.

Below Investment Grade Securities Risks (commonly referred to as “junk”). The Fund may invest 100% of its assets in fixed-income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating agencies and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Risks of Investing in Loans. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle. The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.

Risks Associated with Investments in Distressed Securities. The Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Fund’s sub-adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund’s original investment. Under such circumstances, the returns generated from the Fund’s investments in distressed securities may not adequately compensate for the risks assumed. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which the Fund invests may be less than investment grade.

Risk of Investments in SPACs. The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or underlying business other than seeking an acquisition, the value of their securities is dependent on the ability of the entity’s management to identify and complete a profitable business combination. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In recent market conditions, SPACs have been subject to significant price volatility. In addition, these securities may be considered illiquid and/or be subject to restrictions on resale.

Foreign Securities Risk. The Fund may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war.

Management Risk. Management risk means that the Adviser’s or sub-adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Portfolio Turnover Risk. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Geopolitical and Health Crisis Risks. Geopolitical events and health crises, including pandemics, war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. The increasing interconnectedness of markets around the world may result in many markets being affected by such events even if they occur in a single country or region. Such events may have significant adverse direct or indirect effects on the Fund and its investments. A health crisis may also exacerbate other pre-existing risks.

See “Description of Principal Risks” beginning on page 51 of the Prospectus for a discussion of each of these risks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Comparison of Fund performance to an appropriate index indicates how the Fund’s average annual returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)
Institutional Class (RPHIX)

During the period of time shown in the bar chart, the highest quarterly return was 1.84% for the quarter ended December 31, 2023 and the lowest quarterly return was -0.67% for the quarter ended March 31, 2020.

The performance table below shows how the Fund’s average annual return for the calendar year, the five years ended December 31, 2025, the ten years ended December 31, 2025 and since inception of the Fund (September 30, 2010), compared to that of the Fund’s benchmarks (ICE BofA 1-3 Year U.S. Corporate Bond Index, ICE BofA 1 Year U.S. Treasury Index, ICE BofA 0-3 Year U.S. High Yield Index Excluding Financials and Bloomberg U.S. Aggregate Bond Index):

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception (9/30/2010)
Institutional Class Shares (RPHIX)
Return Before Taxes	4.76%	4.25%	3.43%	3.38%
Return After Taxes on Distributions*	2.77%	2.51%	1.98%	1.91%
Return After Taxes on Distributions and Sale of Fund Shares*	2.81%	2.51%	1.99%	1.95%
Retail Class Shares (RPHYX)
Return Before Taxes	4.42%	3.97%	3.17%	3.10%
ICE BofA 1-3 Year U.S. Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	5.89%	2.49%	2.79%	2.51%
ICE BofA 1 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	4.15%	2.48%	2.03%	1.42%
ICE BofA 0-3 Year U.S. High Yield Index Excluding Financials (reflects no deduction for fees, expenses or taxes)	7.56%	6.16%	6.43%	5.56%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%	2.29%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class Shares only. The after-tax returns for Retail Class Shares will vary. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Updated performance information is available by calling the Fund, toll free, at 888-564-4517, or by visiting the Fund’s website at www.riverparkfunds.com.

Management

Investment Adviser

RiverPark Advisors, LLC Serves as the Fund’s investment adviser.

Sub-Adviser

CrossingBridge Advisors, LLC serves as the Fund’s sub-adviser.

Portfolio Managers

Crossing Bridge has two portfolio managers dedicated to the Fund who operate as a team for all aspects of the investment process. David K. Sherman is the majority owner and managing member of CrossingBridge and has been the Fund’s portfolio manager since the Fund’s inception. Michael de Kler was named portfolio manager in 2025 and has been part of the Fund’s investment team since the Fund’s inception.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day (any weekday exclusive of days on which the NYSE is closed is a “business day”) by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary. The minimum initial investment in the Retail Class Shares is $1,000. The minimum initial investment in the Institutional Class Shares is $50,000. There is no

minimum for subsequent investments. Transactions received, in good order, before the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) will receive the net asset value on that day. Requests received after the close of trading will be processed on the next business day and will receive the next day’s calculated net asset value.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. Please see also, “ADDITIONAL TAX INFORMATION” in the SAI, for additional information regarding the taxation of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial planner or visit your financial intermediary’s website for more information.

Summary Section

RiverPark Long/Short Opportunity Fund

Retail Class Shares (Ticker Symbol: RLSFX)
Institutional Class Shares (Ticker Symbol: RLSIX)
Class C Shares*

*	Class C Shares are not currently being offered for sale to investors.

Investment Objective

The RiverPark Long/Short Opportunity Fund (“RiverPark Long/Short” or the “Fund”) seeks long-term capital appreciation while managing downside volatility.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The Fund does not charge any fees paid directly from your investment (including those commonly described as Load or Sales Charges). You may, however, be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares or Retail Class Shares, which are not reflected in the tables or the examples below. Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail	Institutional	Class C
Management Fees	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	None	None	1.00%
Shareholder Servicing Fees[1]	0.25%	None	None
Administrative Fees[1]	0.12%	0.09%	0.09%
Other Expenses[2]	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	2.19%	1.91%	2.91%
Fee Waiver and/or Expense Reimbursement[3]	-0.19%	-0.06%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.00%	1.85%	2.85%

1	Estimate based on current asset levels for the Retail Class Shares and Institutional Class Shares.

2

Other Expenses, which include administration, transfer agency and custodian fees, is an estimate based on current asset levels for the Retail Class Shares and Institutional Class Shares. Other Expenses for the Class C Shares are based on the estimated Other Expenses of the Institutional Class Shares.

3

The Adviser has agreed contractually to waive its fees and to reimburse expenses of the Fund, including expenses associated with the Fund’s shareholder services plan and administrative services plan, to the extent necessary to ensure that operating expenses (including all organization and offering expenses, but excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 2.00% for the Retail Class Shares, 1.85% for the Institutional Class Shares and 2.85% for the Class C Shares of the Fund’s average net assets. This agreement is in effect until at least January 31, 2027, and, subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Fund at least 30 days prior to the annual approval of its determination not to continue the agreement. This agreement may be terminated with 90 days’ notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares. The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses reimbursed, subject to certain limitations that: (1) the repayment is made only for fees waived or expenses reimbursed not more than three years prior to the date of repayment; and (2) the repayment may not be made if it would cause the Fund’s operating expenses to exceed the lesser of: (a) the annual expense limitation in effect at the time of the fee waiver or expense reimbursement or (b) the annual expense limitation in effect at the time of the repayment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$203	$667	$1,157	$2,509
Institutional	$188	$594	$1,026	$2,228
Class C	$288	$895	$1,528	$3,229

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

RiverPark Long/Short seeks long-term capital appreciation while managing downside volatility by investing long in equity securities that RiverPark believes have above-average growth prospects and selling short equity securities the Adviser believes are competitively disadvantaged over the long term. The Fund invests primarily in the securities of U.S. companies, but it may also invest outside the U.S. The Fund limits its investments in the securities of foreign issuers to no more than 15% of its assets. The equity securities in which the Fund invests are primarily common stocks. The Fund may invest in the equity securities of issuers with small, medium or large market capitalizations.

The Fund is an opportunistic long/short investment fund. The Fund’s investment goal is to achieve above average rates of return with less volatility and less downside risk as compared to U.S. equity markets. The Fund seeks to accomplish its objective through in-depth, long-term, fundamental research. The Fund focuses its research on what the Adviser believes to be the dominant secular, economic and demographic changes in society. The Adviser seeks to identify the industries and companies most affected, positively or negatively, by these changes. On the long side, the Adviser seeks to identify those companies that the Adviser believes have strong growth prospects, best in class management teams, strong pricing power, large market opportunities and high returns on capital. The Adviser uses fundamental research to identify those industries and companies with the strongest growth prospects for revenue, earnings and/or cash flow over the medium and long term and seeks to buy stock in companies at attractive valuations. In addition, on the short side, the Adviser seeks to identify those companies that the Adviser believes have low quality management teams, a history of poor capital allocation, are losing competitive and pricing advantage and may have contracting earnings for the foreseeable future. The Adviser then employs a value discipline in constructing the Fund’s portfolio and seeks to purchase and/or sell short securities if and only if the Adviser believes that the current price does not properly reflect the company’s long-term prospects and risks.

Individual company derivatives may be used to enhance the risk return profile of specific investment opportunities, and market index derivatives may be employed to manage market and industry exposure. The types of derivatives in which the Fund may invest include call options, put options and swap contracts. The Fund will primarily use options, calls and puts, to make investments that have less downside risk as compared to investment directly in the equities underlying the option. The Fund does not intend to use options for the purpose of gaining leverage to any material degree. Examples of strategies that the Fund may pursue using options include: (i) selling calls on existing positions, (ii) selling puts in cases where a decline in the value of a stock would trigger the Adviser’s decision to purchase the stock pursuant to the Fund’s strategy, (iii) purchasing calls where the Adviser perceives there to be significant downside risk associated with the underlying stock, and (iv) purchasing puts to hedge existing long positions. The Fund may also use swaps when the Adviser determines such contracts to be a cost effective and more efficient manner to gain exposure to securities as compared to direct investment in the underlying security.

The Fund may sell securities short so long as, as a result of that sale, the current value of securities sold short by the Fund does not exceed 50% of the value of its gross assets (including the amounts borrowed) and 100% of the value of its net assets. The amount of shorts in the portfolio at any given time will be dependent on finding attractively priced short ideas and the desire to manage the overall net market exposure of the Fund. Additionally, the Fund’s principal investment strategy may include borrowing so long as the Fund limits its borrowing to no more than 30% of its total assets (including the amounts borrowed). Selling securities short and borrowing are considered forms of leverage.

Principal Risks

The Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including the risks listed below. Each risk summarized below is a principal risk of investing in the Fund, and different risks may be more significant at different times depending upon market conditions or other factors.

Equity Securities Risks. The Fund invests primarily in equity securities. Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests.

Market Risk. Because the Fund invests a substantial portion of its assets in common stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market in which the Fund invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Risks of Using Leverage and Short Sales. The Fund may use leverage. Leverage is the practice of borrowing money to purchase securities. These investment practices involve special risks. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

Growth Stock Risk. The Fund invests in growth stocks. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the Fund’s performance. When growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals. Growth stocks may also experience higher than average volatility.

Large Cap Company Risk. The Fund may invest in large cap company securities and may underperform other funds during periods when large cap securities are out of favor. Large cap company stocks tend to go through cycles of doing better-or worse-than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Small and Medium Capitalization Company Risk. The Fund may invest in the securities of smaller capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more well-established companies. This may cause the Fund’s share price to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Funds may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Information Technology Risk. The Information Technology sector is an important sector for growth-oriented strategies and thus may represent a large percentage of the investments of the Fund. The sector includes a number of important industries such as software & services, hardware & equipment, and semiconductors. Investments in Information Technology are potentially riskier than investments in more mature industries because the nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete and barriers to entry are difficult to determine. Additionally, valuations are often higher, and price movements may be more volatile.

Concentration Risk. The Fund’s investments may at times be highly concentrated in the securities of a particular issuer, sponsor, industry, sector, asset class or geographic region. In the event of adverse occurrences affecting such issuer, sponsor, industry, sector, asset class or geographic region more than the market as a whole, the Fund may be susceptible to an increased risk of loss.

Management Risk. Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Options Risk. The Fund will expose investors to the risks inherent in trading options. These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument. Increased option volatility can increase both the profit potential and the risk associated with the Fund’s trading. While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility. Selling options creates additional risks. The seller of a “naked” call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option. In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option. The seller of a “naked” put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option. In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option. Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to the Fund.

Swaps Risk. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets and short sales. Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset because, in addition to general market risks, swaps are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Portfolio Turnover Risk. The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options, may have the effect of increasing the annual rate of portfolio turnover of the Funds. A high portfolio turnover rate will result in greater brokerage commissions and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Geopolitical and Health Crisis Risks. Geopolitical events and health crises, including pandemics, war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. The increasing interconnectedness of markets around the world may result in many markets being affected by such events even if they occur in a single country or region. Such events may have significant adverse direct or indirect effects on the Fund and its investments. A health crisis may also exacerbate other pre-existing risks.

See “Description of Principal Risks” beginning on page 51 of the Prospectus for a discussion of each of these risks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The performance information for periods prior to March 30, 2012 shown below is for the Fund’s predecessor partnership (RiverPark Opportunity Fund, LLC). The predecessor partnership was merged into and reorganized as the Fund, a series of RiverPark Funds Trust, as of March 30, 2012. The merger and reorganization of the predecessor partnership into the Fund was for purposes entirely unrelated to the establishment of a performance record. The Fund is managed in a manner that is in all material respects equivalent to the management of the predecessor partnership since its inception on September 30, 2009. During its operating history, the predecessor partnership’s investment policies, objectives, guidelines and restrictions were in all material respects equivalent to the Fund’s. The information for periods prior to March 30, 2012 shows the predecessor partnership’s performance and reflects the actual fees and expenses that were charged when the Fund was a partnership. When the Fund was a partnership, it charged certain investors a 20% performance fee and capped its non-performance related expenses at 2% annual rates. The Fund does not charge a performance fee. If the annual returns for the predecessor partnership were charged the same fees and expenses as the Fund, the annual returns for the predecessor partnership would have been higher. From its inception on September 30, 2009 through March 30, 2012, the predecessor partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”) or the Internal Revenue Code of 1986 (the “Code”), which if they had been applicable, might have adversely affected its performance. The information below provides some indications of the risks of investing in the Fund. Comparison of performance to an appropriate index indicates how the Fund’s and the predecessor partnership’s average annual returns compare with those of a broad measure of market performance. The Fund’s and the predecessor partnership’s past performance is not necessarily an indication of how the Fund will perform in the future. Past performance (before and after taxes) is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)
Institutional Class (RLSIX)

During the period of time shown in the bar chart, the highest quarterly return was 18.17% for the quarter ended June 30, 2020, and the lowest quarterly return was -35.18% for the quarter ended June 30, 2022.

The performance table below shows how the Fund’s average annual return for the calendar year, the five years ended December 31, 2025, the ten years ended December 31, 2025 and since inception of the Fund’s predecessor partnership (September 30, 2009), compared to that of the Fund’s benchmarks (S&P 500 Total Return Index and Morningstar Long/Short Equity Category (sourced from Morningstar Principia)):

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception (9/30/2009)
Institutional Class Shares (RLSIX)
Return Before Taxes	8.57%	-3.13%	6.40%	6.45%
Return After Taxes on Distributions*	8.57%	-3.13%	5.79%	**
Return After Taxes on Distributions and Sale of Fund Shares*	5.07%	-2.34%	4.98%	**
Retail Class Shares (RLSFX)
Return Before Taxes	8.45%	-3.29%	6.20%	6.28%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	14.29%
Morningstar Long/Short Equity Category (reflects no deduction for fees, expenses or taxes)	10.47%	7.01%	5.74%	4.79%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class Shares only. The after-tax returns for Retail Class Shares will vary. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**

Prior to March 30, 2012, the Fund was an unregistered partnership, did not qualify as a regulated investment company (“RIC”) for federal income tax purposes and did not pay dividends and distributions. As a result of the different tax treatment, the Fund is unable to show the after-tax returns for the predecessor partnership for periods prior to March 30, 2012.

Updated performance information is available by calling the Fund, toll free, at 888-564-4517, or by visiting the Fund’s website at www.riverparkfunds.com.

Management

Investment Adviser

RiverPark Advisors, LLC serves as the Fund’s investment adviser.

Portfolio Manager

Conrad van Tienhoven is the portfolio manager primarily responsible for the investment decisions of the Fund. Mr. van Tienhoven has been associated with the Adviser since 2009.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day (any weekday exclusive of days on which the NYSE is closed is a “business day”) by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary. The minimum initial investment in the Retail Class Shares is $1,000. The minimum initial investment in the Institutional Class Shares is $50,000. Class C Shares, when offered for sale to investors, will have a minimum initial investment of $1,000. There is no minimum for subsequent investments. Transactions received, in good order, before the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) will receive the net asset value on that day. Requests received after the close of trading will be processed on the next business day and will receive the next day’s calculated net asset value.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. Please see also, “ADDITIONAL TAX INFORMATION” in the SAI, for additional information regarding the taxation of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial planner or visit your financial intermediary’s website for more information.

Summary Section

RiverPark Floating Rate CMBS Fund

Retail Class Shares (Ticker Symbol: RCRFX)
Institutional Class Shares (Ticker Symbol: RCRIX)

Investment Objective

RiverPark Floating Rate CMBS Fund (“RiverPark CMBS” or the “Fund”) seeks to generate current income and capital appreciation consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The Fund does not charge any fees paid directly from your investment (including those commonly described as Load or Sales Charges). You may, however, be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares or Retail Class Shares, which are not reflected in the tables or the examples below. Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail	Institutional
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	None
Shareholder Servicing Fees[1]	0.25%	None
Administrative Fees[1]	0.15%	0.04%
Other Expenses[2]	0.37%	0.37%
Total Annual Fund Operating Expenses	1.42%	1.06%
Fee Waiver and/or Expense Reimbursement[3]	-0.17%	-0.21%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	0.85%

1	Estimate based on current asset levels for the Retail Class Shares and Institutional Class Shares.

2	Other Expenses, which include administration, transfer agency and custodian fees, is an estimate based on current asset levels for the Retail Class Shares and Institutional Class Shares.

3

The Adviser has agreed contractually to waive its fees and to reimburse expenses of the Fund, including expenses associated with the Fund’s shareholder services plan and administrative services plan, to the extent necessary to ensure that operating expenses (including all organization and offering expenses, but excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.25% for the Retail Class Shares and 0.85% for the Institutional Class Shares of the Fund’s average net assets. This agreement is in effect until at least January 31, 2027, and, subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Fund at least 30 days prior to the annual approval of its determination not to continue the agreement. This agreement may be terminated with 90 days’ notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares. The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses reimbursed, subject to certain limitations that: (1) the repayment is made only for fees waived or expenses reimbursed not more than three years prior to the date of repayment; and (2) the repayment may not be made if it would cause the Fund’s operating expenses to exceed the lesser of: (a) the annual expense limitation in effect at the time of the fee waiver or expense reimbursement or (b) the annual expense limitation in effect at the time of the repayment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$127	$433	$760	$1,687
Institutional	$87	$316	$564	$1,275

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to generate current income and capital appreciation consistent with the preservation of capital by investing in commercial mortgage-backed securities (“CMBS”), predominately in the United States. CMBS are debt instruments that are secured by commercial real estate (“CRE”) assets and include bank loans secured by CRE assets (“Bank Loans”), certificated CRE mezzanine loans (“Mezzanine Loans”) and CRE collateralized debt and loan obligations (“CLOs”).

Under normal circumstances, the Fund may invest up to 100% of its assets in fixed income securities of which no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) will be invested in floating rate CMBS. Floating rate CMBS will typically have coupons that reset monthly. There is no limitation on the maturity of fixed income securities in which the Fund invests.

The Fund will primarily make investments in assets that, at the time of purchase by the Fund, are current with respect to payments of interest and principal in accordance with their underlying documents (referred to herein as “performing”) and which the Adviser believes, if held to maturity, have a limited risk of loss of principal. The CMBS acquired by the Fund will typically be protected by subordinate layers of debt and equity credit support. Typically, the portfolio will have a weighted average exposure, including all debt that is senior and at the same level, of approximately 50% of the underlying real estate value (a 50% loan-to-value ratio or “LTV”). For example, if the total of senior and same level debt is $50 million and the underlying real estate is valued at $100 million, then that security would have a 50% LTV.

The Fund seeks to generate its returns primarily from its investments’ monthly cash distributions and secondarily through opportunistic trading. The CMBS investments will generally have between two and five years of remaining loan term (though individual securities may have maturities as long as ten years and as short as one year or less). All securities are currently expected to be U.S. dollar-denominated although they may be issued by a foreign corporation or entity or a U.S. affiliate of a foreign corporation or entity. The Fund may invest without limitation in securities and instruments of foreign issuers of CMBS where the properties underlying the securities are located in the United States or its territories, or the Fund may also invest in a limited amount (but no more than 10% of its net assets) of CMBS backed by properties located in foreign countries.

The Fund will invest across the debt capital structure from AAA to unrated, with a significant percentage (up to 100%) of investments expected to be below investment grade (commonly referred to as “junk bonds,” which are considered speculative). However, the Adviser does not rely solely on rating agencies to determine the risk associated with an investment; instead, the Adviser’s investment process is a fundamental based “bottom up” focus on CRE credit quality. The Adviser’s investment process is comprised of three interrelated components: analysis of the underlying CRE properties, analysis of the security’s legal structure and yield and ongoing portfolio management focused on trading and risk management.

The Fund intends to be primarily a “buy and hold” investor in CMBS but will also use its trading skills to buy and sell investments opportunistically, either offensively (to capture additional perceived upside) or defensively (to protect against perceived credit erosion). While the Fund seeks to invest primarily in performing CMBS, it will opportunistically invest in distressed and/or sub-performing CMBS if such investments otherwise satisfy the Adviser’s bottom-up investment approach described above.

If the Adviser is unable to find attractive investment opportunities, consistent with the Fund’s investment objectives, the Fund’s uninvested assets may be held in cash or similar investments, subject to the Fund’s specific investment objective.

Industry Concentration Policy. The Fund intends to concentrate its investments in the commercial real estate industry, which will include CMBS and other securities that are secured by or otherwise have exposure to commercial real estate. This means that the Fund may invest more than 25% of its total assets in CMBS, which will cause the Fund to be more sensitive to adverse economic, business or political developments that affect the commercial real estate industry and CMBS than a fund that invests more broadly.

Principal Risks

The Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including the risks listed below. Each risk summarized below is a principal risk of investing in the Fund, and different risks may be more significant at different times depending upon market conditions or other factors.

CMBS Liquidity Risk. Liquidity risk relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. The Fund’s investments in CMBS are primarily privately issued, restricted securities (see Privately Issued Securities Risk below). These securities do not trade on an exchange and the daily recorded trading volume for these investments is generally lower than for other fixed income securities. As a result, the Fund may be subject to greater exposure to liquidity risk than funds that invest in other fixed income securities.

The Adviser will monitor on a daily basis the liquidity of each of the Fund’s investments. In making its liquidity determination, the Adviser will, among other things, weigh the following criteria:

i.	the frequency of trades and quotes for the security or similar securities;

ii.	the number of dealers willing to purchase or sell the security or similar securities and the number of other potential buyers;

iii.	dealer undertakings to make a market in the security or similar securities;

iv.	and the nature of the security and the nature of the marketplace in which it trades.

Nevertheless, there can be no assurance that the Adviser’s liquidity determinations will be accurate and there may be a limited market for the Fund’s securities. In the event that the Fund desires to sell for investment reasons or is required to sell to meet redemption requests, the Fund may be forced to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund.

CMBS Risk. The Fund will invest in CMBS. CMBS are not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. The value of the collateral securing CMBS may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, CMBS may not be fully collateralized and may decline significantly in value.

Commercial Real Estate Risk. The CMBS in which the Fund is expected to invest are subject to the risks of the underlying mortgage loans. Commercial mortgage loans are secured by commercial property and are subject to risks of delinquency and foreclosure, and risks of loss. In the event of any default under a mortgage, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the commercial mortgage loan.

Credit Risk. The Fund is subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument.

CMBS Market Contraction Risk. Stressed conditions in the markets for CMBS and mortgage-related assets as well as the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for CMBS. To the extent that the market for CMBS suffers such a contraction, securities that were previously considered liquid could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund.

Privately Issued Securities Risk. The Fund intends to invest in privately issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Delay or difficulty in selling such securities may result in a loss to the Fund.

Risks of Investing in Fixed Income Securities. The Fund may invest up to 100% of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk.

Interest Rate Risk. The prices of securities in general and fixed-income securities in particular tend to be sensitive to interest rate fluctuations. Increases in interest rates can result in significant declines in the prices of fixed-income securities. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities generally from rate increases, regardless of the cause, could be swift and significant, which could result in losses by the Fund, even if anticipated by the Adviser.

Below Investment Grade (“Junk Bond”) Securities Risks. The Fund may invest up to 100% of its assets in fixed-income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating organizations and accordingly involve great risk. Such securities, sometimes called junk bonds, are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Mezzanine Loan Risk. The terms of a mezzanine loan may restrict transfer of the interests securing such loan (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company or may otherwise prohibit a change of control of the related real estate company. These and other limitations on realization on the collateral securing a mezzanine loan or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.

Risk of Investing in Bank Loans. The secondary market for bank loans is a private, unregulated inter-dealer or inter-bank resale market. Bank loans are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Collateralized Loan Obligation (“CLO”) Risk. CLOs and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. CLO tranches may experience substantial losses due to defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws.

Subordinated CMBS Risk. Subordinated classes of CMBS are generally entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Management Risk. Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Non-Diversified Portfolio Risk. The Fund is non-diversified which means that its portfolio will be invested in a relatively small number of securities. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities.

Concentration Risk. The Fund’s investments may at times be highly concentrated in the securities of a particular issuer, sponsor, industry, sector, asset class or geographic region. In the event of adverse occurrences affecting such issuer, sponsor, industry, sector, asset class or geographic region more than the market as a whole, the Fund may be susceptible to an increased risk of loss.

Foreign Securities Risk. The Fund may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war.

No FDIC Guarantee Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Geopolitical and Health Crisis Risks. Geopolitical events and health crises, including pandemics, war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. The increasing interconnectedness of markets around the world may result in many markets being affected by such events even if they occur in a single country or region. Such events may have significant adverse direct or indirect effects on the Fund and its investments. A health crisis may also exacerbate other pre-existing risks.

See “Description of Principal Risks” beginning on page 51 of the Prospectus for a discussion of each of these risks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Comparison of Fund performance to an appropriate index indicates how the Fund’s average annual returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is no guarantee of future results.

The performance for periods prior to September 30, 2016 shown below is for the Fund’s predecessor private fund, GSREA CMBS Credit Opportunities, LLC, a Delaware limited liability company. The predecessor private fund commenced operations on June 1, 2010. The predecessor private fund was reorganized into an interval fund (the “Interval Fund”) as of September 30, 2016, and the Interval Fund commenced operations on October 3, 2016. The reorganization of the predecessor private fund into the Interval Fund was for purposes entirely unrelated to the establishment of a performance record. The Interval Fund was further reorganized into the Fund as of November 12, 2018.

Since inception, the Fund, the Interval Fund and the predecessor private fund were all managed by the same portfolio manager and in a manner that is in all material respects equivalent, including investment policies, objectives and guidelines. The following information shows the predecessor private fund’s annual returns reflecting the actual fees and expenses that were charged by the predecessor private fund, including a base fee that varied between 1% and 1.25% and a performance fee that varied between 10% and 12.5%. The Fund does not charge a performance fee. If the predecessor private fund had been charged the same fees and expenses as the Fund (which are lower), the annual returns for the predecessor private fund would have been higher. The limited partners of the predecessor fund were subject to calls on capital commitments and had lock-up periods with penalties for early withdrawals. The Interval Fund had limitations on quarterly redemptions, but those features were different from the predecessor private fund. The Fund is open to daily redemptions without limitation and with no lock-up periods.

The predecessor private fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act or the Code, which if they had been applicable, might have adversely affected its performance.

Calendar Year Total Returns
(as of December 31)
RiverPark Floating Rate CMBS Fund (RCRIX)1

1	Prior to September 30, 2016, the Fund was a private fund.

During the period of time shown in the bar chart, the highest quarterly return was 15.42% for the quarter ended June 30, 2020, and the lowest quarterly return was -21.63% for the quarter ended March 31, 2020.

The performance table below shows how the Fund’s average annual return for the calendar year, the five years ended December 31, 2025, the ten years ended December 31, 2025 (which include returns for the predecessor private fund and the Interval Fund) and since inception of the Fund’s predecessor private fund (May 31, 2010) compared to that of the Fund’s benchmarks (Bloomberg U.S. Investment-Grade CMBS Index and Bloomberg U.S. Aggregate Bond Index):

Average Annual Total Returns	1 Year	5 Year	10 Years	Since Inception (5/31/2010)
Institutional Class Shares (RCRIX)
Return Before Taxes	5.56%	5.42%	3.24%	4.80%
Return After Taxes on Distributions*	3.30%	3.20%	**	**
Return After Taxes on Distributions and Sale of Fund Shares*	3.26%	3.18%	**	**
Retail Class Shares (RCRFX)
Return Before Taxes	5.23%	5.02%	2.93%	4.60%
Bloomberg U.S. Investment-Grade CMBS Index (reflects no deduction for fees, expenses or taxes)	7.76%	1.00%	2.86%	3.83%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%	2.50%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class Shares only. The after-tax returns for Retail Class Shares will vary. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**

Prior to September 30, 2016, the predecessor fund was treated as a partnership with taxable profits allocated to its partners, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions. As a result of the different tax treatment, after-tax returns for the predecessor fund prior to reorganization as an Interval Fund are not shown above. The Fund’s Retail Class Shares were launched on November 12, 2018. The performance data quoted for the Retail Class for periods prior to November 12, 2018 but after September 30, 2016 is that of the Institutional Class of the Interval Fund, adjusted to reflect the higher expense ratio applicable to the Retail Class. The performance data quoted for the Retail Class prior to September 30, 2016 is that of the predecessor private fund. If the annual returns for the predecessor private fund were charged the same fees and expenses as the Fund’s Retail Class (which are lower than the predecessor private fund), the annual returns for the predecessor private fund would have been higher.

Updated performance information is available by calling the Fund, toll free, at 888-564-4517, or by visiting the Fund’s website at www.riverparkfunds.com.

Management

Investment Adviser

RiverPark Advisors, LLC serves as the Fund’s investment adviser.

Portfolio Manager

Edward L. Shugrue III is the portfolio manager of the Fund and is primarily responsible for the investment decisions of the Fund and has been since inception. Mr. Shugrue joined the Adviser in 2018.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day (any weekday exclusive of days on which the NYSE is closed is a “business day”) by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary. The minimum initial investment in the Retail Class Shares is $1,000. The minimum initial investment in the Institutional Class Shares is $50,000. There is no minimum for subsequent investments. Transactions received, in good order, before the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) will receive the net asset value on that day. Requests received after the close of trading will be processed on the next business day and will receive the next day’s calculated net asset value.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. Please see also, “ADDITIONAL TAX INFORMATION” in the SAI, for additional information regarding the taxation of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial planner or visit your financial intermediary’s website for more information.

Summary Section

RiverPark/Next Century Growth Fund

Retail Class Shares (Ticker Symbol: RPNCX)
Institutional Class Shares (Ticker Symbol: RPNIX)

Investment Objective

The RiverPark/Next Century Growth Fund (“Next Century Growth” or the “Fund”) seeks long-term capital appreciation through investments primarily in securities of small-cap companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The Fund does not charge any fees paid directly from your investment (including those commonly described as Load or Sales Charges). You may, however, be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares or Retail Class Shares, which are not reflected in the tables or the examples below. Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail	Institutional
Management Fees	0.80%	0.80%
Shareholder Servicing Fees[1]	0.25%	None
Administrative Fees[1]	0.16%	0.10%
Other Expenses[2]	0.68%	0.68%
Total Annual Fund Operating Expenses	1.89%	1.58%
Fee Waiver and/or Expense Reimbursement[3]	-0.49%	-0.43%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%	1.15%

1	Estimate based on anticipated asset levels for the Retail Class Shares and Institutional Class Shares.

2	“Other Expenses” are based on estimated amounts for the current fiscal year.

3

The Adviser has agreed contractually to waive its fees and to reimburse expenses of the Fund, including expenses associated with the Fund’s shareholder services plan and administrative services plan, to the extent necessary to ensure that operating expenses (including all organization and offering expenses, but excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.40% for the Retail Class Shares and 1.15% for the Institutional Class Shares of the Fund’s average net assets. This agreement is in effect until at least January 31, 2027, and, subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Fund at least 30 days prior to the annual approval of its determination not to continue the agreement. This agreement may be terminated with 90 days’ notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares. The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses reimbursed, subject to certain limitations that: (1) the repayment is made only for fees waived or expenses reimbursed not more than three years prior to the date of repayment; and (2) the repayment may not be made if it would cause the Fund’s operating expenses to exceed the lesser of: (a) the annual expense limitation in effect at the time of the fee waiver or expense reimbursement or (b) the annual expense limitation in effect at the time of the repayment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the

Fund’s operating expenses remain the same. The example reflects adjustments made to the Fund’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$143	$546	$976	$2,172
Institutional	$117	$457	$820	$1,842

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal market conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The Fund defines small cap companies as those with market capitalizations, at the time of initial investment, of less than the market capitalization of the largest company in the Russell 2000® Index on a rolling three-year basis. As of December 31, 2025, the market capitalization of the largest company in the Russell 2000® Index on a rolling three-year basis was $59.1 billion.

The Fund seeks to achieve its investment objective by investing in companies that the Fund’s sub-adviser, Next Century Growth Investors, LLC (“Next Century” or the “Sub-Adviser”), believes will sustain above-average revenue and earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole. The Sub-Adviser employs a “bottom up” approach in its stock selection, which is the use of fundamental analysis to identify companies that it believes over the long term will surpass consensus earnings estimates.

The first step of the investment selection process is to screen for companies that either have exhibited greater than 15% revenue growth or are likely to achieve a greater than 15% revenue growth rate soon, in the opinion of the Sub-Adviser, based on its research and analysis of the company’s business and financial information.

The next step is a research review of the size of the market in which the company operates, the competitive landscape within that market and the company’s income statement. The Sub-Adviser seeks to invest in companies, which in its opinion, benefit from strong market share and manageable competition in large and/or expanding markets that can support long-term revenue and earnings growth.

The Fund is expected to maintain a diversified portfolio of approximately 40-60 stocks, although the actual number of portfolio holdings may vary due to market conditions. Position sizes will typically range up to 5% of the portfolio, although the Fund may at times hold positions greater than 5% of the portfolio. The Fund does not target any particular sector, and individual sectors are generally limited to the greater of 10% or 2x the weighting of such sector in the Russell 2000® Growth Index. The Fund’s sector weightings are the result of its bottom-up individual stock selections, which are subject to change, with holdings typically focused in the fastest growing sectors and industries.

Next Century believes in adhering to a strong sell discipline. Positions are subject to sale based on several factors, including direct research that uncovers a change to the investment thesis, slower revenue growth, declining margins, earnings shortfalls, or a market valuation no longer justified by its current fundamentals.

Principal Risks

The Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including the risks listed below. Each risk summarized below is a principal risk of investing in the Fund, and different risks may be more significant at different times depending upon market conditions or other factors.

Equity Securities Risks. The Fund will invest in equity securities and securities with exposure to equity securities. Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests.

Growth Stock Risk. The Fund will invest in growth stocks. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the Fund’s performance. When growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals. Growth stocks may also experience higher than average volatility.

Stock Market Risk. The Fund will invest in common stocks, which are subject to stock market risk. Stock market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market in which the Fund invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Small and Medium Capitalization Company Risk. The Fund will invest in small or medium capitalization companies. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more well-established companies. This may cause the Fund’s share price to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger capitalization companies. Compared to large cap companies, smaller cap companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Focus Risk. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Information Technology Risk. The Fund may invest a substantial portion of its assets in the information technology sector. The sector includes a number of important industries such as software & services, hardware & equipment, and semiconductors. Investments in Information Technology are potentially riskier than investments in more mature industries because the nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete and barriers to entry are difficult to determine. Additionally, valuations are often higher, and price movements may be more volatile.

Healthcare Sector Risk. The Fund may invest a substantial portion of its assets in securities issued by healthcare companies and, as a result, the performance of the Fund will be impacted by economic, political and regulatory risks or other occurrences associated with the healthcare industry. Healthcare companies may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims and legislative or regulatory activities, among other factors.

Industrials Sector Risk. The Fund may invest a substantial portion of its assets in the industrials sector. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

Management Risk. Management risk means that the Adviser’s or Sub-Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Geopolitical and Health Crisis Risks. Geopolitical events and health crises, including pandemics, war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. The increasing interconnectedness of markets around the world may result in many markets being affected by such events even if they occur in a single country or region. Such events may have significant adverse direct or indirect effects on the Fund and its investments. A health crisis may also exacerbate other pre-existing risks.

See “Description of Principal Risks” beginning on page 51 of the Prospectus for a discussion of each of these risks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Comparison of Fund performance to an appropriate index indicates how the Fund’s average annual returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)
Institutional Class (RPNIX)

During the period of time shown in the bar chart, the highest quarterly return was 12.71% for the quarter ended June 30, 2025, and the lowest quarterly return was -13.28% for the quarter ended March 31, 2025.

The performance table below shows how the Fund’s average annual return for the calendar year and since inception of the Fund (June 30, 2023), compared to that of the Fund’s benchmarks (Russell 2000 Growth Total Return Index and S&P 500 Total Return Index):

Average Annual Total Returns	1 Year	Since Inception (6/30/2023)
Institutional Class Shares (RPNIX)
Return Before Taxes	7.68%	7.38%
Return After Taxes on Distributions*	7.68%	7.33%
Return After Taxes on Distributions and Sale of Fund Shares*	4.55%	5.67%
Retail Class Shares (RPNCX)
Return Before Taxes	7.44%	7.04%
Russell 2000 Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	13.01%	13.05%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	20.39%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class Shares only. The after-tax returns for Retail Class Shares will vary. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Updated performance information is available by calling the Fund, toll free, at 888-564-4517, or by visiting the Fund’s website at www.riverparkfunds.com.

Management

Investment Adviser

RiverPark Advisors, LLC serves as the Fund’s investment adviser.

Sub-Adviser

Next Century Growth Investors LLC (“Next Century”) serves as the Fund’s sub-adviser.

Portfolio Managers

Next Century has five portfolio managers dedicated to the Fund who operate as a team throughout all aspects of the investment process.

Tom Press, Chairman, Portfolio Manager, Partner, has been with Next Century since he founded it in November 1998. Bob Scott, Chief Executive Officer, Portfolio Manager, Partner, has been with Next Century since 2000. Peter Capouch, President, Portfolio Manager, Partner, has been with Next Century since 2003. Kaj Doerring, Portfolio Manager, Partner, has been with Next Century since 2005. Tom Dignard, Portfolio Manager, Partner, has been with Next Century since 2013.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day (any weekday exclusive of days on which the NYSE is closed is a “business day”) by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary. The minimum initial investment in the Retail Class Shares is $1,000. The minimum initial investment in the Institutional Class Shares is $50,000. There is no minimum for subsequent investments. Transactions received, in good order, before the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) will receive the net asset value on that day. Requests received after the close of trading will be processed on the next business day and will receive the next day’s calculated net asset value.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. Please see also, “ADDITIONAL TAX INFORMATION” in the SAI, for additional information regarding the taxation of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial planner or visit your financial intermediary’s website for more information.

Summary Section

RiverPark/Next Century Large Growth Fund

Retail Class Shares (Ticker Symbol: RPNRX)
Institutional Class Shares (Ticker Symbol: RPNLX)

Investment Objective

The RiverPark/Next Century Large Growth Fund (“Next Century Large Growth” or the “Fund”) seeks long-term capital appreciation through investments primarily in securities of large-cap companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The Fund does not charge any fees paid directly from your investment (including those commonly described as Load or Sales Charges). You may, however, be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares or Retail Class Shares, which are not reflected in the tables or the examples below. Shares of the Fund are available in other share classes that have different fees and expenses.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail	Institutional
Management Fees	0.65%	0.65%
Shareholder Servicing Fees[1]	None	None
Administrative Fees[1]	None	None
Other Expenses[2]	1.57%	1.57%
Total Annual Fund Operating Expenses	2.22%	2.22%
Fee Waiver and/or Expense Reimbursement[3]	-0.97%	-1.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.00%

1	Estimate based on anticipated asset levels for the Retail Class Shares and Institutional Class Shares.

2	“Other Expenses” are based on estimated amounts for the current fiscal year.

3

The Adviser has agreed contractually to waive its fees and to reimburse expenses of the Fund, including expenses associated with the Fund’s shareholder services plan and administrative services plan, to the extent necessary to ensure that operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.25% for the Retail Class Shares and 1.00% for the Institutional Class Shares of the Fund’s average net assets. This agreement is in effect until at least January 31, 2027, and, subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Fund at least 30 days prior to the annual approval of its determination not to continue the agreement. This agreement may be terminated with 90 days’ notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares. The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses reimbursed, subject to certain limitations that: (1) the repayment is made only for fees waived or expenses reimbursed not more than three years prior to the date of repayment; and (2) the repayment may not be made if it would cause the Fund’s operating expenses to exceed the lesser of: (a) the annual expense limitation in effect at the time of the fee waiver or expense reimbursement or (b) the annual expense limitation in effect at the time of the repayment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the

Fund’s operating expenses remain the same. The example reflects adjustments made to the Fund’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$127	$601	$1,101	$2,479
Institutional	$102	$577	$1,078	$2,459

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal market conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large cap companies. The Fund defines large cap companies as those with market capitalizations, at the time of initial investment, of greater than $7.5 billion.

The Fund seeks to achieve its investment objective by investing in companies that the Fund’s sub-adviser, Next Century Growth Investors, LLC (“Next Century” or the “Sub-Adviser”), believes will sustain above-average revenue and earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole. The Sub-Adviser employs a “bottom up” approach in its stock selection, which is the use of fundamental analysis to identify companies that it believes over the long term will surpass consensus earnings estimates.

The first step of the investment selection process is to screen for companies that either have exhibited greater than 10% revenue growth or are likely to achieve a greater than 10% revenue growth rate soon, in the opinion of the Sub-Adviser, based on its research and analysis of the company’s business and financial information.

The next step is a research review of the size of the market in which each company operates, the competitive landscape within that market and the company’s income statement. The Sub-Adviser seeks to invest in companies, which in its opinion, benefit from strong market share and manageable competition in large and/or expanding markets that can support long-term revenue and earnings growth.

The Fund is non-diversified and expects to maintain a portfolio of approximately 40 stocks, although the actual number of portfolio holdings may vary due to market conditions. Position sizes are generally limited to the greater of 5% of the portfolio or 1% more than the weighting of such position in the Russell 1000® Growth Index. The Fund does not target any particular sector, and individual sectors are generally limited to the greater of 15% or 2.5x the weighting of such sector in the Russell 1000® Growth Index. The Fund’s sector weightings are the result of its bottom-up individual stock selections, which are subject to change, with holdings typically focused in the fastest growing sectors and industries. At launch, the Fund is expected to have significant exposure to the industrials, healthcare and information technology sectors.

Next Century believes in adhering to a strong sell discipline. Positions are subject to sale based on several factors, including direct research that uncovers a change to the investment thesis, slower revenue growth, declining margins, earnings shortfalls, or a market valuation no longer justified by its current fundamentals.

Principal Risks

The Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including the risks listed below. Each risk summarized below is a principal risk of investing in the Fund, and different risks may be more significant at different times depending upon market conditions or other factors.

Equity Securities Risks. The Fund will invest in equity securities and securities with exposure to equity securities. Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests.

Growth Stock Risk. The Fund will invest in growth stocks. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the Fund’s performance. When growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals. Growth stocks may also experience higher than average volatility.

Stock Market Risk. The Fund will invest in common stocks, which are subject to stock market risk. Stock market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market in which the Fund invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor. Large cap company stocks tend to go through cycles of doing better-or worse-than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Non-Diversified Portfolio Risk. The Fund is non-diversified, which means that its portfolio will be invested in a relatively small number of securities. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities.

Focus Risk. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Information Technology Risk. The Fund may invest in the Information Technology sector. The sector includes a number of important industries such as software & services, hardware & equipment, and semiconductors. Investments in Information Technology are potentially riskier than investments in more mature industries because the nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete and barriers to entry are difficult to determine. Additionally, valuations are often higher, and price movements may be more volatile.

Healthcare Sector Risk. The Fund may invest a substantial portion of its assets directly or indirectly in securities issued by healthcare companies and, as a result, the performance of the Fund will be impacted by economic, political and regulatory risks or other occurrences associated with the healthcare industry. Healthcare companies may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims and legislative or regulatory activities, among other factors.

Industrials Sector Risk. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

Management Risk. Management risk means that the Adviser’s or Sub-Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Geopolitical and Health Crisis Risks. Geopolitical events and health crises, including pandemics, war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. The increasing interconnectedness of markets around the world may result in many markets being affected by such events even if they occur in a single country or region. Such events may have significant adverse direct or indirect effects on the Fund and its investments. A health crisis may also exacerbate other pre-existing risks.

See “Description of Principal Risks” beginning on page 51 of the Prospectus for a discussion of each of these risks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Comparison of Fund performance to an appropriate index indicates how the Fund’s average annual returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)
Institutional Class (RPNLX)

During the period of time shown in the bar chart, the highest quarterly return was 19.70% for the quarter ended June 30, 2025, and the lowest quarterly return was -12.12% for the quarter ended March 31, 2025.

The performance table below shows how the Fund’s average annual return for the calendar year and since inception of the Fund (December 29, 2023), compared to that of the Fund’s benchmarks (Russell 1000 Growth Total Return Index and S&P 500 Total Return Index):

Average Annual Total Returns	1 Year	Since Inception (12/29/2023)
Institutional Class Shares (RPNLX)
Return Before Taxes	14.77%	20.69%
Return After Taxes on Distributions*	13.24%	19.88%
Return After Taxes on Distributions and Sale of Fund Shares*	9.79%	16.07%
Retail Class Shares (RPNRX)
Return Before Taxes	14.42%	20.31%
Russell 1000 Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	18.56%	25.62%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	21.30%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class Shares only. The after-tax returns for Retail Class Shares will vary. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Updated performance information is available by calling the Fund, toll free, 888-564-4517 or by visiting the Fund’s website at www.riverparkfunds.com.

Management

Investment Adviser

RiverPark Advisors, LLC serves as the Fund’s investment adviser.

Sub-Adviser

Next Century Growth Investors LLC (“Next Century”) serves as the Fund’s sub-adviser.

Portfolio Managers

Next Century has five portfolio managers dedicated to the Fund who operate as a team throughout all aspects of the investment process.

Tom Press, Chairman, Portfolio Manager, Partner, has been with Next Century since he founded it in November 1998. Bob Scott, Chief Executive Officer, Portfolio Manager, Partner, has been with Next Century since 2000. Peter Capouch, President, Portfolio Manager, Partner, has been with Next Century since 2003. Kaj Doerring, Portfolio Manager, Partner, has been with Next Century since 2005. Tom Dignard, Portfolio Manager, Partner, has been with Next Century since 2013.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day (any weekday exclusive of days on which the NYSE is closed is a “business day”) by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary. The minimum initial investment in the Retail Class Shares is $1,000. The minimum initial investment in the Institutional Class Shares is $50,000. There is no minimum for subsequent investments. Transactions received, in good order, before the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) will receive the net asset value on that day. Requests received after the close of trading will be processed on the next business day and will receive the next day’s calculated net asset value.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. Please see also, “ADDITIONAL TAX INFORMATION” in the SAI, for additional information regarding the taxation of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial planner or visit your financial intermediary’s website for more information.

Additional Information about the Principal Investment Strategies of the Funds and Related Risks

This section provides additional information regarding the securities in which the RiverPark Large Growth Fund, Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark Floating Rate CMBS Fund, RiverPark/Next Century Growth Fund, RiverPark/Next Century Large Growth Fund (each a “Fund,” and collectively, the “Funds”) invest, the investment techniques each uses and the risks associated with each Fund’s investment program. A more detailed description of the Funds’ investment policies and restrictions, and additional information about the Funds’ investments, is contained in the SAI.

RiverPark Large Growth Fund

Principal Investment Strategies

RiverPark Growth seeks long-term capital appreciation by investing in equity securities of large capitalization companies that RiverPark Advisors, LLC, the Fund’s investment adviser (“RiverPark” or the “Adviser”), believes have above-average growth prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of large capitalization companies. This policy is fundamental and may not be changed without shareholder approval. The Fund invests primarily in common stocks. The Fund considers companies with market capitalizations in excess of $5 billion to be large capitalization companies. RiverPark uses fundamental research to identify those industries and companies with the strongest growth prospects for revenue, earnings and/or cash flow over the medium and long term and seeks to buy stock in those companies at attractive valuations.

The Fund invests primarily in the securities of U.S. companies, but it may also invest outside the U.S. through investments in depositary receipts (such as American Depositary Receipts, “ADRs”) that represent indirect interests in securities of foreign issuers. The Fund may invest without limitation in such securities.

The Fund invests in industries that RiverPark believes are the beneficiaries of long-term secular changes in the global economy and companies within those industries that are gaining market share and have, what RiverPark believes to be, long-term sustainable competitive advantages and positions protected by strong barriers to entry. RiverPark seeks companies with latent pricing power, expanding free cash flow and a high return on invested capital. RiverPark also looks for companies with strong and experienced management teams with clear business objectives. RiverPark believes it can gain an investment advantage not only through its primary research and by developing conviction in business models, but also because it invests with a long-term time horizon.

RiverPark’s investment process includes several well-defined steps. First, RiverPark frames the investment opportunity by analyzing the investment characteristics of both the industry and the specific company with a focus on the medium- and long-term secular and structural dynamics involved, such as sustainable competitive advantages, barriers to entry, technological innovation, changes in government regulation and demographic trends. The next step includes fundamental research, including company visits and primary research of competitors, customers and suppliers, as RiverPark seeks to gain conviction in both the competitive dynamics within the industry and the reputation, skill and drive of the management team. Finally, RiverPark creates and maintains detailed, proprietary financial models of the revenues, earnings and cash flows of each potential investment and establishes price targets that encompass its view of the company’s future enterprise value. RiverPark’s purchase and sell disciplines are driven by combining its own proprietary projections of the future fundamentals of a business with what it believes are conservative valuation metrics. Generally, a security will be sold from the portfolio when RiverPark believes its assessment of the security’s intrinsic value has been realized, when the security is underperforming, or when its risk management or industry concentration guidelines suggest reducing the position.

RiverPark’s goal is to invest only when it can firmly establish conviction in the business prospects of the company and when it believes valuations are compelling. RiverPark looks for the opportunity to invest in its high conviction ideas at times when it believes a company’s prospects are misunderstood by other investors or analysts, the markets react to short-term events, and/or business models change.

Other Information about the Fund and its Non-Principal Investment Strategies

Securities Lending. The Fund may lend its securities to broker-dealers and other institutions to earn additional income, in an amount not to exceed 10% of the Fund’s net assets.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Borrowing and Short Sales. The Fund may borrow up to 10% of the value of its total assets for investment purposes. Loans in the aggregate, to cover overdrafts and for investment purposes, may not exceed the maximum amount that the borrower is permitted under the 1940 Act. The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Temporary or Defensive Positions. During periods of adverse market or economic conditions, or when, in the opinion of the Adviser, certain abnormal or extraordinary circumstances exist, the Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. The Fund may not achieve its investment objectives in these circumstances.

Wedgewood Fund

Principal Investment Strategies

The Wedgewood Fund seeks long-term capital appreciation by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that Wedgewood Partners, Inc., the Fund’s sub-adviser (“Wedgewood”), believes have above-average growth prospects. The Fund invests primarily in common stocks. The Fund considers companies with market capitalizations in excess of $5 billion to be large capitalization companies. The Fund is non-diversified and invests in a limited number of companies, generally holding securities of between 19 and 21 companies.

Wedgewood seeks investments in market leaders with dominant products or services that are irreplaceable or lack substitutes in today’s economy. Wedgewood invests for the long term, and expects to hold securities, in many cases, for more than five years.

Wedgewood’s investment process involves rigorous qualitative and quantitative inputs as well as a strict valuation and risk discipline. Wedgewood’s quantitative process seeks to differentiate among the 500-600 largest companies to separate those which exhibit factors such as above-average returns on equity, returns on capital, cash flow returns on investment, earnings per share growth and revenue growth. The qualitative process then focuses on the sustainability of the company’s business model with particular emphasis on barriers to entry, competition and relative buyer/supplier leverage. Wedgewood next uses a valuation model to forecast future performance for sales, earnings and financial position to create absolute valuation projections for the company’s intrinsic value seeking to invest in a focused (19-21 securities) portfolio of its highest conviction ideas. Positions are reduced or eliminated from the portfolio over time when long-term growth rates fall below Wedgewood’s expectations, a superior opportunity becomes available and/or appreciation results in an excessively large holding in the portfolio.

The Fund invests primarily in the securities of U.S. companies, but it may also invest outside of the U.S. through investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. The Fund may invest up to 35% of the value of its net assets in such securities.

Other Information about the Fund and its Non-Principal Investment Strategies

Securities Lending. The Fund may lend its securities to broker-dealers and other institutions to earn additional income, in an amount not to exceed 10% of the Fund’s net assets.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Borrowing and Short Sales. The Fund may borrow up to 10% of the value of its total assets for investment purposes. Loans in the aggregate, to cover overdrafts and for investment purposes, may not exceed the maximum amount that the borrower is permitted under the 1940 Act. The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Non-Diversified Portfolio. As a “non-diversified” fund, the Fund may invest in fewer individual companies than a diversified investment company. This means that the Fund may invest a greater percentage of its assets than a diversified investment company in a small number of issuers. As a result, fluctuations in the values of the Fund’s investments may have a greater effect on the value of shares of the Fund than would be the case for a diversified investment company.

Temporary or Defensive Positions. During periods of adverse market or economic conditions, or when, in the opinion of the Adviser or sub-adviser, certain abnormal or extraordinary circumstances exist, the Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. The Fund may not achieve its investment objectives in these circumstances.

RiverPark Short Term High Yield Fund

Principal Investment Strategies

RiverPark Short Term seeks high current income and capital appreciation consistent with the preservation of capital by investing in short term debt, securities issued by the U.S. Government, its agencies and instrumentalities, preferred stock, special purpose acquisition companies (“SPACs”), convertible bonds, bank loans and high yield bonds (collectively, “Securities”), that CrossingBridge Advisors, LLC (“CrossingBridge”), RiverPark Short Term’s sub-adviser, deems appropriate for the Fund’s investment objective. Under normal circumstances, RiverPark Short Term will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield Securities rated BB or below by a Rating Agency or, if unrated, determined by CrossingBridge to be of comparable quality. This policy is fundamental and may not be changed without shareholder approval. The Fund will maintain a dollar-weighted average effective maturity of no more than three years. However, the Fund may invest up to 25% of its assets in Securities that have not been called or tendered having a maturity date in excess of three years. The effective maturity of a Security will be defined as the shorter of the contractual maturity of a security or the date CrossingBridge reasonably believes that because of a Qualifying Feature (as described below) a Security will be redeemed earlier than the contractual maturity date. “Qualifying Feature” means any of the following: (a) an announcement, or when CrossingBridge reasonably believes such an announcement will be made, of the issuer such as an issuer announcement of an early redemption; (b) a relevant contractual feature of the Security, such as provisions allowing holders a mandatory put date; (c) a specific attribute of such Security such as contractual sinking fund requirements and/or cash flow sweeps.

In addition to considering economic factors such as the effect of interest rates on RiverPark Short Term’s investments, CrossingBridge applies a “bottom up” approach in choosing investments. This means that CrossingBridge looks at Securities one at a time to determine if a Security is an attractive investment opportunity and if it is consistent with the Fund’s investment objective. If CrossingBridge is unable to find such investments, the Fund’s uninvested assets may be held in cash or similar investments, subject to the Fund’s specific investment objective. Securities are generally held in the Fund’s portfolio until maturity or effective maturity. However, a Security may be sold prior to maturity. For example, a Security may be sold prior to maturity in light of a corporate action or announcement affecting the issuer. In addition, a Security may be purchased at a discount and/or sold prior to maturity where CrossingBridge believes it is advantageous to do so.

Due to the nature of securities in which the Fund invests, the Fund is expected to have relatively high portfolio turnover compared to other types of funds.

Fixed-Income Securities. The Fund intends to invest exclusively in Qualified Securities. Such securities are subject to the risk of default by the issuer with respect to principal and interest payments on its obligations (i.e. credit risk) as well as price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e. market risk). Bonds and similar fixed-income securities generally are either secured or unsecured. Although secured bonds entitle holders to an interest in the assets of the issuer that are pledged as collateral for the bonds, the proceeds from the sale of such collateral may not fully repay the creditors in the event of a default. Holders of unsecured bonds represent the most junior position of an issuer’s creditors. RiverPark Short Term may invest no more than 20% of its net assets in bank loans.

Below Investment Grade Securities. The Fund expects to invest under normal conditions at least 80% of the net assets (plus the amount of any borrowings for investment purposes) of the Fund in fixed-income instruments which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating agencies and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy.

Foreign Securities. The Fund may invest without limitation in foreign securities. Such investments may include direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers.

Other Information about the Fund and its Non-Principal Investment Strategies

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities.

Borrowing and Short Sales. The Fund may borrow up to 10% of the value of its total assets for investment purposes. The Fund may also effect short sales of securities. Loans in the aggregate, to cover overdrafts and for investment purposes, may not exceed the maximum amount that the borrower is permitted under the 1940 Act. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by the Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Temporary or Defensive Positions. During periods of adverse market or economic conditions, or when, in the opinion of the Adviser or sub-adviser, certain abnormal or extraordinary circumstances exist, including periodic episodes where certain issuers call a portion of the Fund’s portfolio and the sub-adviser is unable to locate eligible portfolio securities in which to invest, the Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. The Fund may not achieve its investment objectives in these circumstances.

Asset-Backed Securities. The Fund may invest a non-material percentage of its assets in asset-backed securities that are equipment trust certificates.

RiverPark Long/Short Opportunity Fund

Principal Investment Strategies

RiverPark Long/Short seeks long-term capital appreciation while managing downside volatility by investing long in equity securities that RiverPark, the Fund’s investment adviser, believes have above-average growth prospects and selling short equity securities the Adviser believes are competitively disadvantaged over the long term. The Fund invests primarily in the securities of U.S. companies, but it may also invest outside the U.S. The Fund limits its investments in the securities of foreign issuers to no more than 15% of its assets, including up to 10% of its assets invested in emerging markets. The equity securities in which the Fund invests are primarily common stocks. The Fund may invest in preferred stocks but expects preferred stocks to represent less than 10% of its investments. The Fund may invest in the equity securities of issuers with small, medium or large market capitalizations.

The Fund is an opportunistic long/short investment fund. The Fund’s investment goal is to achieve above average rates of return with less volatility and less downside risk as compared to U.S. equity markets. The Fund seeks to accomplish its objective through in-depth, long-term, fundamental research. The Fund focuses its research on what the Adviser believes to be the dominant secular, economic and demographic changes in society. The Adviser seeks to identify the industries and companies most affected, positively or negatively, by these changes. On the long side, the Adviser seeks to identify those companies that the Adviser believes have strong growth prospects, best in class management teams, strong pricing power, large market opportunities and high returns on capital. The Adviser uses fundamental research to identify those industries and companies with the strongest growth prospects for revenue, earnings and/or cash flow over the medium and long term and seeks to buy stock in companies at attractive valuations. In addition, on the short side, the Adviser seeks to identify those companies that the Adviser believes have low quality management teams, a history of poor capital allocation, are losing competitive and pricing advantage and may have contracting earnings for the foreseeable future. The Adviser then employs a value discipline in constructing the Fund’s portfolio and seeks to purchase and/or sell short securities if and only if the Adviser believes that the current price does not properly reflect the company’s long-term prospects and risks.

Individual company derivatives may be used to enhance the risk return profile of specific investment opportunities, and market index derivatives may be employed to manage market and industry exposure. The types of derivatives in which the Fund may invest include call options, put options and swap contracts. The Fund will primarily use options, calls and puts, to make investments that have less downside risk as compared to investment directly in the equities underlying the option. The Fund does not intend to use options for the purpose of gaining leverage to any material degree. Examples of strategies that the Fund may pursue using options include: (i) selling calls on existing positions, (ii) selling puts in cases where a decline in the value of a stock would trigger the Adviser’s decision to purchase the stock pursuant to the Fund’s strategy, (iii) purchasing calls where the Adviser perceives there to be significant downside risk associated with the underlying stock, and (iv) purchasing puts to hedge existing long positions. The Fund may also use swaps when the Adviser determines such contracts to be a cost effective and more efficient manner to gain exposure to securities as compared to direct investment in the underlying security. There is no assurance that the Fund will achieve its objective.

The Fund may sell securities short so long as, as a result of that sale, the current value of securities sold short by the Fund does not exceed 50% of the value of its gross assets (including the amounts borrowed) and 100% of the value of its net assets. The amount of shorts in the portfolio at any given time will be dependent on finding attractively priced short ideas and the desire to manage the overall net market exposure of the Fund. Additionally, the Fund’s principal investment strategy may include borrowing so long as the Fund limits its borrowing to no more than 30% of its total assets (including the amounts borrowed). Selling securities short and borrowing are considered forms of leverage.

Other Information about the Fund and its Non-Principal Investment Strategies

Securities Lending. The Fund may lend its securities to broker-dealers and other institutions to earn additional income, in an amount not to exceed 10% of the Fund’s net assets.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Temporary or Defensive Positions. During periods of adverse market or economic conditions, or when, in the opinion of the Adviser, certain abnormal or extraordinary circumstances exist, the Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. The Fund may not achieve its investment objectives in these circumstances.

RiverPark Floating Rate CMBS Fund

Principal Investment Strategies

The Fund seeks to generate current income and capital appreciation consistent with the preservation of capital by investing in commercial mortgage-backed securities (“CMBS”), predominately in the United States. CMBS are debt instruments that are secured by commercial real estate (“CRE”) assets and include bank loans secured by CRE assets (“Bank Loans”), certificated CRE mezzanine loans (“Mezzanine Loans”) and CRE collateralized debt and loan obligations (“CLOs”).

Under normal circumstances, the Fund may invest up to 100% of its assets in fixed income securities of which no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) will be invested in floating rate CMBS. Floating rate CMBS will typically have coupons that reset monthly. There is no limitation on the maturity of fixed income securities in which the Fund invests.

The Fund will primarily make investments in assets that, at the time of purchase by the Fund, are current with respect to payments of interest and principal in accordance with their underlying documents (referred to herein as “performing”) and which the Adviser believes, if held to maturity, have a limited risk of loss of principal. The CMBS acquired by the Fund will typically be protected by subordinate layers of debt and equity credit support. Typically, the portfolio will have a weighted average exposure, including all debt that is senior and at the same level, of approximately 50% of the underlying real estate value (a 50% loan-to-value ratio or “LTV”). For example, if the total of senior and same level debt is $50 million and the underlying real estate is valued at $100 million, then that security would have a 50% LTV.

The Fund seeks to generate its returns primarily from its investments’ monthly cash distributions and secondarily through opportunistic trading. The CMBS investments will generally have between two and five years of remaining loan term (though individual securities may have maturities as long as ten years and as short as one year or less). All securities are currently expected to be U.S. dollar-denominated although they may be issued by a foreign corporation or entity or a U.S. affiliate of a foreign corporation or entity. The Fund may invest without limitation in securities and instruments of foreign issuers of CMBS where the properties underlying the securities are located in the United States or its territories, or the Fund may also invest in a limited amount (but no more than 10% of its net assets) of CMBS backed by properties located in foreign countries.

The Fund will invest across the debt capital structure from AAA to unrated, with a significant percentage (up to 100%) of investments expected to be below investment grade (commonly referred to as “junk bonds,” which are considered speculative). However, the Adviser does not rely solely on rating agencies to determine the risk associated with an investment; instead, the Adviser’s investment process is a fundamental based “bottom up” focus on CRE credit quality. The Adviser’s investment process is comprised of three interrelated components: analysis of the underlying CRE properties, analysis of the security’s legal structure and yield and ongoing portfolio management focused on trading and risk management.

Real Estate Analysis. The process of analyzing investment opportunities begins at the property level. The primary types of CRE properties that secure the Fund’s investments will consist of office buildings, shopping centers, hotels, and industrial and multi-family properties. Often, the investment process stops at this juncture if, in the Adviser’s opinion, the underlying assets are not of a sufficiently high quality to provide adequate collateral or security for the investment.

Legal Structure and Yield Analysis. Should an investment pass the credit quality analysis described above under “Real Estate Analysis,” the Adviser will then examine the legal documents underlying the security (typically the loan documents and the CMBS indenture) and analyze various yield to maturity scenarios in order to determine the appropriate price.

Ongoing Portfolio Management. The Adviser continuously monitors all investments by reviewing periodic leasing and occupancy reports, property level cash flow statements and market data. The Fund intends to be primarily a “buy and hold” investor in CMBS but will also use its trading skills to buy and sell investments opportunistically, either offensively (to capture additional perceived upside) or defensively (to protect against perceived credit erosion).

While the Fund seeks to invest primarily in performing CMBS, it will opportunistically invest in distressed and/or sub-performing CMBS if such investments otherwise satisfy the Adviser’s bottom-up investment approach described above.

If the Adviser is unable to find attractive investment opportunities, consistent with the Fund’s investment objectives, the Fund’s uninvested assets may be held in cash or similar investments, subject to the Fund’s specific investment objective.

Industry Concentration Policy. The Fund intends to concentrate its investments in the commercial real estate industry, which will include CMBS and other securities that are secured by or otherwise have exposure to commercial real estate. This means that the Fund may invest more than 25% of its total assets in CMBS, which will cause the Fund to be more sensitive to adverse economic, business or political developments that affect the commercial real estate industry and CMBS than a fund that invests more broadly.

Other Information about the Fund and its Non-Principal Investment Strategies

Securities Lending. The Fund may lend its securities to broker-dealers and other institutions to earn additional income, in an amount not to exceed 25% of the Fund’s net assets.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Borrowing and Short Sales. The Fund may borrow up to 10% of the value of its total assets for investment purposes, which is referred to as using leverage. Loans in the aggregate, to cover overdrafts and for investment purposes, may not exceed the maximum amount that the borrower is permitted under the 1940 Act. The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Non-Diversified Portfolio. As a “non-diversified” fund, the Fund may invest in fewer individual companies than a diversified investment company. This means that the Fund may invest a greater percentage of its assets than a diversified investment company in a small number of issuers. As a result, fluctuations in the values of the Fund’s investments may have a greater effect on the value of shares of the Fund than would be the case for a diversified investment company.

Temporary or Defensive Positions. During periods of adverse market or economic conditions, or when, in the opinion of the Adviser, certain abnormal or extraordinary circumstances exist, the Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash or cash equivalents, including investment grade short-term obligations. Investment grade short-term obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. The Fund may not be pursuing its investment objectives in these circumstances.

RiverPark/Next Century Growth Fund

Principal Investment Strategies

The Fund, under normal market conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The Fund defines small cap companies as those with market capitalizations, at the time of initial investment, of less than the market capitalization of the largest company in the Russell 2000® Index on a rolling three-year basis. As of December 31, 2025, the market capitalization of the largest company in the Russell 2000® Index on a rolling three-year basis was $59.1 billion.

The Fund seeks to achieve its investment objective by investing in companies that the Fund’s sub-adviser, Next Century Growth Investors, LLC (“Next Century” or the “Sub-Adviser”), believes will sustain above-average revenue and earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole. The Sub-Adviser employs a “bottom up” approach in its stock selection, which is the use of fundamental analysis to identify companies that it believes over the long term will surpass consensus earnings estimates.

The first step of the investment selection process is to screen for companies that either have exhibited greater than 15% revenue growth or are likely to achieve a greater than 15% revenue growth rate soon, in the opinion of the Sub-Adviser, based on its research and analysis of the company’s business and financial information.

The next step is a research review of the size of the market in which the company operates, the competitive landscape within that market and the company’s income statement. The Sub-Adviser seeks to invest in companies, which in its opinion, benefit from strong market share and manageable competition in large and/or expanding markets that can support long-term revenue and earnings growth.

The Fund is expected to maintain a diversified portfolio of approximately 40-60 stocks, although the actual number of portfolio holdings may vary due to market conditions. Position sizes will typically range up to 5% of the portfolio, although the Fund may at times hold positions greater than 5% of the portfolio. The Fund does not target any particular sector, and individual sectors are generally limited to the greater of 10% or 2x the weighting of such sector in the Russell 2000® Growth Index. The Fund’s sector weightings are the result of its bottom-up individual stock selections, which are subject to change, with holdings typically focused in the fastest growing sectors and industries.

Next Century believes in adhering to a strong sell discipline. Positions are subject to sale based on several factors, including direct research that uncovers a change to the investment thesis, slower revenue growth, declining margins, earnings shortfalls, or a market valuation no longer justified by its current fundamentals.

Other Information about the Fund and its Non-Principal Investment Strategies

Securities Lending. The Fund may lend its securities to broker-dealers and other institutions to earn additional income, in an amount not to exceed 10% of the Fund’s net assets.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Borrowing and Short Sales. The Fund may borrow up to 10% of the value of its total assets for investment purposes. Loans in the aggregate, to cover overdrafts and for investment purposes, may not exceed the maximum amount that the borrower is permitted under the 1940 Act. The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Temporary or Defensive Positions. During periods of adverse market or economic conditions, or when, in the opinion of the Adviser or Sub-Adviser, certain abnormal or extraordinary circumstances exist, the Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. The Fund may not achieve its investment objectives using this type of investing.

RiverPark/Next Century Large Growth Fund

Principal Investment Strategies

The Fund, under normal market conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large cap companies. The Fund defines large cap companies as those with market capitalizations, at the time of initial investment, of greater than $7.5 billion.

The Fund seeks to achieve its investment objective by investing in companies that the Fund’s sub-adviser, Next Century Growth Investors, LLC (“Next Century” or the “Sub-Adviser”), believes will sustain above-average revenue and earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole. The Sub-Adviser employs a “bottom up” approach in its stock selection, which is the use of fundamental analysis to identify companies that it believes over the long term will surpass consensus earnings estimates.

The first step of the investment selection process is to screen for companies that either have exhibited greater than 10% revenue growth or are likely to achieve a greater than 10% revenue growth rate soon, in the opinion of the Sub-Adviser, based on its research and analysis of the company’s business and financial information.

The next step is a research review of the size of the market in which each company operates, the competitive landscape within that market and the company’s income statement. The Sub-Adviser seeks to invest in companies, which in its opinion, benefit from strong market share and manageable competition in large and/or expanding markets that can support long-term revenue and earnings growth.

The Fund is non-diversified and expects to maintain a portfolio of approximately 40 stocks, although the actual number of portfolio holdings may vary due to market conditions. Position sizes are generally limited to the greater of 5% of the portfolio or 1% more than the weighting of such position in the Russell 1000® Growth Index. The Fund does not target any particular sector, and individual sectors are generally limited to the greater of 15% or 2.5x the weighting of such sector in the Russell 1000® Growth Index. The Fund’s sector weightings are the result of its bottom-up individual stock selections, which are subject to change, with holdings typically focused in the fastest growing sectors and industries. At launch, the Fund is expected to have significant exposure to the industrials, healthcare and information technology sectors.

Next Century believes in adhering to a strong sell discipline. Positions are subject to sale based on several factors, including direct research that uncovers a change to the investment thesis, slower revenue growth, declining margins, earnings shortfalls, or a market valuation no longer justified by its current fundamentals.

Other Information about the Fund and its Non-Principal Investment Strategies

Securities Lending. The Fund may lend its securities to broker-dealers and other institutions to earn additional income, in an amount not to exceed 10% of the Fund’s net assets.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Borrowing and Short Sales. The Fund may borrow up to 10% of the value of its total assets for investment purposes. Loans in the aggregate, to cover overdrafts and for investment purposes, may not exceed the maximum amount that the borrower is permitted under the 1940 Act. The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Non-Diversified Portfolio. As a “non-diversified” fund, the Fund may invest in fewer individual companies than a diversified investment company. This means that the Fund may invest a greater percentage of its assets than a diversified investment company in a small number of issuers. As a result, fluctuations in the values of the Fund’s investments may have a greater effect on the value of shares of the Fund than would be the case for a diversified investment company.

Temporary or Defensive Positions. During periods of adverse market or economic conditions, or when, in the opinion of the Adviser or Sub-Adviser, certain abnormal or extraordinary circumstances exist, the Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. The Fund may not achieve its investment objectives using this type of investing.

Description of Principal Risks

Investments in the Funds, like any investment, are subject to certain risks. The value of a Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of a Fund’s shares to increase or decrease. You could lose money on an investment. Each risk summarized below is a principal risk of investing in the Funds, and different risks may be more significant at different times depending upon market conditions or other factors.

Equity Securities Risks. The Funds may invest in equity securities, securities with exposure to equity securities or indices comprised of equity securities. Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Funds’ investments, regardless of the performance or expected performance of companies in which the Funds invest.

Growth Stock Risk. The Funds may invest in growth stocks. Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact a Fund’s performance. When growth investing is out of favor, a Fund’s share price may decline even though the companies a Fund holds have sound fundamentals. Growth stocks may also experience higher than average volatility.

Stock Market Risk. The Funds may invest in common stocks, which are subject to stock market risk. Stock market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market in which the Fund invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Small and Medium Capitalization Company Risk. The Funds may invest in small or medium capitalization companies. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more well-established companies. This may cause a Fund’s share price to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger capitalization companies. Compared to large cap companies, smaller cap companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Funds may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Large Cap Company Risk. The Funds may invest in large cap company securities and may underperform other funds during periods when large cap securities are out of favor. Large cap company stocks tend to go through cycles of doing better-or worse-than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Healthcare Sector Risk. The Funds may invest in securities issued by healthcare companies. The performance of Funds that invest in the securities of healthcare companies will be impacted by economic, political and regulatory risks or other occurrences associated with the healthcare industry. Healthcare companies may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims and legislative or regulatory activities, among other factors. Industrials Sector Risk. The Funds may invest in the industrials sector. The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

Information Technology Risk. The Funds may invest in the Information Technology sector. The sector includes a number of important industries such as software & services, hardware & equipment, and semiconductors. Investments in Information Technology are potentially riskier than investments in more mature industries because the nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete and barriers to entry are difficult to determine. Additionally, valuations are often higher, and price movements may be more volatile.

Focus Risk. To the extent that a Fund focuses on particular countries, regions, industries, sectors or types of investment, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Non-Diversification Risk. The Wedgewood Fund, RiverPark CMBS and Next Century Large Growth are non-diversified, which means that each such Fund may hold larger positions in a smaller number of individual securities than if it were diversified. This means that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund which would likely hold more securities. Therefore, the Fund’s value may fluctuate more, and it could incur greater losses as a result of decreases in the value of any one of its holdings, than if it had invested in a larger number of stocks.

Risks of Investing in Fixed Income Securities. The Funds may invest in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Funds invest. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Fixed Income Securities Market Risk. The Funds may invest in fixed income securities. Difficult conditions in the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for fixed income securities. Liquidity relates to the ability of a Fund to sell its investments in a timely manner at a price approximately equal to its value on such Fund’s books. To the extent that the market for fixed income securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Adviser or sub-adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to such Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, coupled with extraordinary levels of Fund shareholder redemption requests, a Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemption requests in accordance with the Fund’s borrowing policy, suspending redemptions or postponing payment of redemption requests for up to seven days or longer, as permitted by applicable law, or other extraordinary measures. In addition, if a Fund needed to sell large blocks of investments to meet shareholder redemption requests or to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.

Interest Rate Risk. The prices of securities in general and fixed-income securities in particular tend to be sensitive to interest rate fluctuations. Increases in interest rates can result in significant declines in the prices of fixed-income securities. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities generally from rate increases, regardless of the cause, could be swift and significant, which could result in losses by the Funds, even if anticipated by the Adviser.

CMBS Liquidity Risk. Liquidity risk relates to the ability of a Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. RiverPark CMBS’ investments in CMBS are primarily privately issued, restricted securities (see Privately Issued Securities Risk below). These securities do not trade on an exchange and the daily recorded trading volume for these investments is generally lower than for other fixed income securities. As a result, the Fund may be subject to greater exposure to liquidity risk than funds that invest in other fixed income securities.

The Adviser will monitor on a daily basis the liquidity of each of the Fund’s investments. In making its liquidity determination, the Adviser will, among other things, weigh the following criteria:

(i)	the frequency of trades and quotes for the security or similar securities;

(ii)	the number of dealers willing to purchase or sell the security or similar securities and the number of other potential buyers;

(iii)	dealer undertakings to make a market in the security or similar securities;

(iv)	and the nature of the security and the nature of the marketplace in which it trades.

Nevertheless, there can be no assurance that the Adviser’s liquidity determinations will be accurate and there may be a limited market for the Fund’s securities. In the event that the Fund desires to sell for investment reasons or is required to sell to meet redemption requests, the Fund may be forced to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund.

CMBS Risk. The Funds may invest in CMBS. CMBS are not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. The value of the collateral securing CMBS may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, CMBS may not be fully collateralized and may decline significantly in value. CMBS may also react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates may significantly reduce the value of CMBS.

Commercial Real Estate Risk. The Funds may invest in CMBS, which are subject to the risks of the underlying mortgage loans. Commercial mortgage loans are secured by commercial property and are subject to risks of delinquency and foreclosure, and risks of loss. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things, tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage, RiverPark CMBS will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the commercial mortgage loan. Foreclosure of a commercial mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.

Credit Risk. The Funds may invest in fixed income securities that are subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.

Below Investment Grade Securities Risks (commonly referred to as “junk”). The Funds may invest in fixed-income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating agencies and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

CMBS Market Contraction Risk. Stressed conditions in the markets for CMBS and mortgage-related assets as well as the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for CMBS. To the extent that the market for CMBS suffers such a contraction, securities that were previously considered liquid could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which RiverPark CMBS carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist. In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, RiverPark CMBS may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemptions in accordance with the Fund’s borrowing policy, suspending redemptions, or other extraordinary measures. In addition, if RiverPark CMBS needed to sell large blocks of investments to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.

Mezzanine Loan Risk. The terms of a mezzanine loan may restrict transfer of the interests securing such loan (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company or may otherwise prohibit a change of control of the related real estate company. These and other limitations on realization on the collateral securing a mezzanine loan or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.

Subordinated CMBS Risk. Subordinated classes of CMBS are generally entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Concentration Risk. A Fund’s investments may at times be highly concentrated in the securities of a particular issuer, sponsor, industry, sector, asset class or geographic region. In the event of adverse occurrences affecting such issuer, sponsor, industry, sector, asset class or geographic region more than the market as a whole, a Fund may be susceptible to an increased risk of loss.

No FDIC Guarantee Risk. An investment in any Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Privately Issued Securities Risk. The Funds may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to such Fund.

Risks Associated with Investments in Distressed Securities. The Funds may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns, they involve a substantial degree of risk. Any one or all of the issuers of the securities in which the Funds may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the sub-adviser will correctly evaluate the value of the assets collateralizing loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Funds invest, the applicable Fund may lose its entire investment or may be required to accept cash or securities with a value less than the applicable Fund’s original investment. Under such circumstances, the returns generated from the applicable Fund’s investments may not adequately compensate for the risks assumed. In addition, there is no minimum credit standard that is a prerequisite to making an investment in any instrument, and a significant portion of the obligations and preferred stock in which a Fund invests may be less than investment grade.

Management Risk. Management risk means that the Adviser’s or sub-adviser’s security selections and other investment decisions might produce losses or cause the Funds to underperform when compared to other funds with similar investment goals.

Risk of Investing in Bank Loans. The Funds may invest in bank loans. The secondary market for bank loans is a private, unregulated inter-dealer or inter-bank resale market. Bank loans are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede a Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle. The Funds may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.

Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Funds could experience delays in receiving payments or suffer a loss. In an assignment, the Funds effectively become a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Funds could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.

Collateralized Loan Obligation (“CLO”) Risk. The Funds may invest in CLOs. CLOs and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws.

Risk of Investments in SPACs. The Funds may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or underlying business other than seeking an acquisition, the value of their securities is dependent on the ability of the entity’s management to identify and complete a profitable business combination. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In recent market conditions, SPACs have been subject to significant price volatility. In addition, these securities may be considered illiquid and/or be subject to restrictions on resale.

Foreign Securities Risks. The Funds may invest in foreign securities, including direct investment in securities of foreign issuers and investment in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. In addition, RiverPark Short Term and RiverPark CMBS may make direct investments in the debt of foreign issuers. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war.

Options Risks. The Funds may purchase or sell call and put options on securities, which may include stock indices. These options may be listed on domestic or foreign securities exchanges or traded in the over-the-counter market. A Fund that invests in options will expose investors to the risks inherent in investing with options. These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument. Increased option volatility can increase the loss associated with a Fund’s trading. While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility. An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. Selling options creates additional risks. The seller of a “naked” call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option. In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option. The seller of a “naked” put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option. In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option. Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to the Fund.

An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

Risks of Using Leverage. The Funds may use leverage. Leverage is the practice of borrowing money to purchase securities. In addition, subject to certain limitations, the Funds may borrow money from a bank to meet redemptions or to meet short term cash needs. These investment practices involve special risks. Leverage can increase the investment returns of a Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, a Fund will suffer a greater loss than would have resulted without the use of leverage.

Risks of Short Sales. The Funds may engage in short sales. A short sale is the sale by a Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. A Fund would also incur increased transaction costs associated with selling securities short. In addition, if a Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). A Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, a Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

Portfolio Turnover Risk. The Funds may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, or sub-adviser, as the case may be, investment considerations warrant such action. These policies, together with the ability of the Funds to effect short sales of securities and to engage in transactions in options, may have the effect of increasing the annual rate of portfolio turnover of the Funds. A high portfolio turnover rate will result in greater brokerage commissions and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Swaps Risk. The Funds may engage in the use of swaps. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets and short sales. Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset because, in addition to general market risks, swaps are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Convertible Securities Risk. The Funds may invest in convertible securities. A convertible security is a fixed income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security will perform the same as a regular fixed income security; that is, if market interest rates rise, the value of the convertible security falls. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. As a result, in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders. Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund.

Forward Currency Contracts Risk. The Funds may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Funds might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Preferred Stock Risk. The Funds may invest in preferred stock. The value of preferred stocks may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Sovereign Debt Risk. The Funds may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy, or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt. Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest liabilities on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, a Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt.

Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. Asset-backed and mortgage- backed securities are also subject to extension risk, the risk that rising interest rates could cause prepayments to decrease, extending the life of asset-backed and mortgage-backed securities with lower payment rates. Mortgage-backed securities (“MBS”) generally are classified as either commercial MBS (“CMBS”) or residential MBS (“RMBS”), each of which are subject to certain specific risks. RMBS are subject to the risks generally associated with fixed-income securities and mortgage-backed securities. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. The market for CMBS developed more recently and is relatively small compared to the market for RMBS. CMBS may lack standardized terms, have shorter maturities than residential mortgage loans and may provide for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties.

Geopolitical and Health Crisis Risks. Geopolitical events and health crises, including pandemics, war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. The increasing interconnectedness of markets around the world may result in many markets being affected by such events even if they occur in a single country or region. Such events may have significant adverse direct or indirect effects on the Funds and their investments. A health crisis may also exacerbate other pre-existing risks.

Non-Principal Risks

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks. Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate a NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Securities Lending Risk. Each Fund may make secured loans of its portfolio securities. Borrowers of the Fund’s securities may provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions. To the extent a Fund lends its securities, it may be subject to these risks.

Temporary or Defensive Position Risk. Under adverse market or economic conditions, or when, in the opinion of the Adviser or sub-adviser, certain abnormal or extraordinary circumstances exist, the Funds may, for temporary defensive purposes, invest up to 100% of their assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. A larger percentage of such investments could moderate a Fund’s investment results. A Fund may not achieve its investment objective using this type of investing.

Real Estate Investment Trust (“REIT”) Risks. The Funds may invest in REITs. Investments in REITs will subject the Funds to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Funds invest with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the long-term capital gains character of such gains earned by the entity. If a Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce that Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code, provided, however, a Fund may designate certain dividends from a REIT as “Section 199A dividends,” which may be taxed to individual Shareholders and other non-corporate Shareholders at a reduced effective U.S. federal income tax rate depending on whether certain requirements are satisfied. The Funds’ investments in REITs may include an additional risk to shareholders in that some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce a Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed a Fund’s basis in such REIT, such Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their share of the Funds, but not below zero. To the extent the distribution exceeds a shareholder’s basis in a Fund’s shares, such shareholder will generally recognize capital gain.

Insolvency Risk. The Funds’ investments in fixed income securities may be subject to various laws enacted in the jurisdiction or state of the borrower for the protection of creditors. If an unpaid creditor files a lawsuit seeking payment, the court may invalidate all or part of the borrower’s debt as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness, based on certain tests for borrower insolvency and other facts and circumstances, which may vary by jurisdiction. There can be no assurance as to what standard a court would apply in order to determine whether the borrower was “insolvent” after giving effect to the incurrence of the indebtedness, or that regardless of the method of valuation, a court would not determine that the borrower was “insolvent” after giving effect to such incurrence. In addition, in the event of the insolvency of a borrower, payments made on fixed income securities could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency.

Risks of Investing in Other Investment Companies. The Funds may invest in the securities of other investment companies, which most likely would include shares of exchange-traded funds, but may also include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. The market value of the shares of other investment companies may differ from the net asset value of the Funds. The shares of closed-end investment companies frequently trade at a discount to their net asset value. As a shareholder in an investment company, the Funds would bear their pro rata portion of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Funds would continue to pay their own management fee and other expenses. As a result, the Funds and their shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Illiquid Securities Risk. The Funds may invest up to 15% of net assets in illiquid securities. Illiquid securities are securities that are not readily marketable and include repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or sub-adviser or at prices approximating the value at which a Fund is carrying the securities.

Equity-Linked Securities Risk. The Funds may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to each Fund’s restrictions on investments in foreign securities. See “Foreign Securities Risk” above. In addition, the Funds bear the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Initial Public Offerings Risk. The Funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Emerging Markets Risk. The Funds may invest in the securities of issuers in emerging markets. Investments in emerging markets involve greater risk resulting from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody. The Funds will also be subject to the risk of negative foreign currency rate fluctuations.

Trade Versus Settlement Risk. The Funds may invest in securities that have varied settlement terms and dates. The longer the amount of time between trade date and settlement date the greater the risk that settlement will occur on a timely basis.

Counterparty Risks. The Funds may invest with various counterparties. Counterparties may not settle trades on a timely basis or fulfill their obligations to settle a trade based on the agreed upon terms and conditions. To the extent a counterparty fails to fulfill its obligations to settle a trade, the Fund may lose part or all of its investment.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI. Disclosure of the Funds’ holdings is required to be made in the Annual Report and Semi-Annual Report to Fund shareholders. In addition, monthly reports of all of the Funds’ portfolio holdings are filed quarterly with the SEC on Form N-PORT no later than 60 days after the end of each quarter of the Funds’ fiscal year, and the monthly report for the third month of each quarter will be made publicly available by the SEC upon filing. The Annual and Semi-Annual Reports are available by calling the Funds, toll-free, at 888-564-4517, or by visiting the Funds’ website at www.riverparkfunds.com.

Management of the Funds

The management of each Fund is supervised by the Board of Trustees. The Trustees and officers of the Funds, together with their principal occupations and other affiliations during the past five years, are listed in the SAI.

Investment Adviser

The Adviser, located at 156 West 56th Street, 17th Floor New York, NY 10019, was formed in July 2009 and is registered with the SEC as an investment adviser under the 1940 Act. The Adviser is a wholly owned subsidiary of RiverPark Holding Group LLC, a Delaware limited liability company (“RP Holding Group”) and is controlled by Morty Schaja. Mr. Schaja, CFA, is RiverPark’s Chief Executive Officer. RiverPark Capital Management LLC, an affiliate of the Adviser, provides investment management services to separate accounts and partnerships. Together, the Adviser and its affiliate RiverPark Capital Management LLC had approximately $1.2 billion in assets under management as of December 31, 2025.

The Adviser provides investment advisory services to the Funds pursuant to an investment advisory agreement entered into with the Trust (the “Advisory Agreement”).

Under the general supervision of the Board of Trustees, the Adviser, either directly or by hiring a sub-adviser, carries out the investment and reinvestment of the assets of the Funds, furnishes continuously an investment program with respect to the Funds, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser furnishes to the Funds investment advice and office facilities, equipment and personnel for servicing the investments of the Funds. The Adviser compensates all Trustees and officers of the Funds who are members of the Adviser’s organization and who render investment services to the Funds, and also compensates all other Adviser personnel who provide research and investment services to the Funds. In return for these services, facilities and payments, the Funds have each agreed to pay the Adviser as compensation under the Advisory Agreement a monthly fee computed at a fixed annual rate of 0.65% (or 0.80% in the case of Next Century Growth and 1.50% in the case of RiverPark Long/Short) of the average daily net assets of each Fund. For the fiscal year ended September 30, 2025, the aggregate fee paid by each Fund to the Adviser (as a percentage of average net assets) for the services discussed above was as follows:

Fund	Advisory Fee (As a percentage of average net assets)
RiverPark Growth	0.63%
Wedgewood Fund	0.57%
RiverPark Short Term	0.65%
RiverPark Long/Short	1.41%
RiverPark CMBS	0.44%
Next Century Growth	0.37%
Next Century Large Growth	0.00%

The Adviser has agreed contractually to waive its fees and to absorb expenses of the Funds to the extent necessary to ensure that ordinary operating expenses of each class ((including organization and offering expenses, but excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed certain percentages of the respective Fund’s average net assets. The Funds have each agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to certain limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation in effect at the time of the waiver to be exceeded. The expense limitation for each class of each Fund, expressed as a percentage of the Fund’s average net assets, is as follows:

Fund	Expense Limitation (Retail Class)	Expense Limitation (Institutional Class)	Expense Limitation (Class C)
RiverPark Growth	1.25%	1.00%	2.00%
Wedgewood Fund	1.25%	1.00%	2.00%
RiverPark Short Term*	1.25%	1.00%	N/A
RiverPark Long/Short	2.00%	1.85%	2.85%
RiverPark CMBS	1.25%	0.85%	N/A
Next Century Growth	1.40%	1.15%	N/A
Next Century Large Growth	1.25%	1.00%	N/A

*	Pursuant to the terms of the expense limitation agreement, expenses for Riverpark Short Term are currently below the expense limitation.

This agreement is in effect until at least January 31, 2027, and, subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Fund at least 30 days prior to the annual approval of its determination not to continue the agreement. This agreement may be terminated with 90 days’ notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares. The total estimated annual expenses of the Funds are set forth in the section titled, “Fees and Expenses of the Fund.”

Securities considered as investments for a Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. If transactions on behalf of more than one fund during the same period increase the demand for securities purchased or the supply of securities sold, there may be an adverse effect on price or quantity. In addition, under its arrangements with unregistered funds that it manages, the Adviser receives a portion of the appreciation of such funds’ portfolios. This may create an incentive for the Adviser to allocate attractive investment opportunities to such funds. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be fair and equitable under the circumstances. The SAI provides additional information regarding such allocation policies.

Portfolio Managers

Below are the backgrounds of the RiverPark executive team and the portfolio managers responsible for the day-to-day portfolio management of RiverPark Growth, RiverPark Long/Short and RiverPark CMBS. The Adviser also oversees Wedgewood’s portfolio management of the Wedgewood Fund, CrossingBridge’s portfolio management of RiverPark Short Term and Next Century’s portfolio management of Next Century Growth and Next Century Large Growth.

Morty Schaja, CFA, is the Chief Executive Officer of RiverPark and has served in this capacity since 2009. Mr. Schaja graduated from Tel-Aviv University in 1975 with a BS in Physics and from Columbia University in 1976 with an MBA in finance and accounting. From 1977 to 1985, he was Vice President for Consulting with Data Resources, Inc., a leading economic consulting and forecasting firm. From 1986 through 1987, he was a Senior Analyst with Donaldson, Lufkin & Jenrette’s Stock Index Department. From 1987 until 1990, Mr. Schaja was Executive Vice President of First Security, a registered investment adviser and hedge fund adviser. From February 1991 through March 2006, Mr. Schaja had various responsibilities with Baron Capital leading to his position as President and Chief Operating Officer, where he managed the growth of the firm from $50 million in assets under management to over $15 billion. From June 2006 to April 2009, he was a managing general partner of RiverPark Capital LLC, a registered investment adviser that managed long only and long/short strategies for investment partnerships and separate accounts.

Kenny Gilison is the Chief Operating Officer and Chief Compliance Officer of RiverPark and has been with RiverPark since 2014. Mr. Gilison received a B.A. from the University of Virginia in 1987 and a J.D., magna cum laude, from the University of California, Hastings College of Law in 1991. Prior to joining RiverPark, Mr. Gilison served as Managing Principal at Westbrook Partners in charge of all operations in France. Mr. Gilison opened Westbrook’s Paris office in 2003 and served on the Investment Committee. Prior to joining Westbrook, Mr. Gilison was Director of Acquisitions and a member of the Executive Committee for STAM Europe, a Paris-based asset management firm working with a variety of private equity funds. Prior to joining STAM Europe, Mr. Gilison was the founder and head of GMAC Commercial Mortgage’s Paris office. He joined the company in 1999 and was responsible for GMACCM investments throughout Europe. Beginning in 1997, Mr. Gilison was a senior member of the commercial real estate finance team at Deutsche Bank in New York. Prior to that time, Mr. Gilison was a practicing attorney concentrating in structured finance, corporate finance and real estate, most recently at Skadden, Arps, Slate, Meagher & Flom in New York.

Conrad van Tienhoven is the portfolio manager for RiverPark Long/Short and RiverPark Growth and has served in these capacities since December 2022. Conrad joined RiverPark at its formation and has acted as Assistant Portfolio Manager on RiverPark Growth and RiverPark Long/Short since the inception of those Funds. He led the investments in internet media, ecommerce, hardware, software, and online business services as well as healthcare and healthcare technology. Prior to RiverPark, Conrad spent nine years at Baron Funds focused on these same sectors in various roles including Senior Analyst on the Baron iOpportunity Fund and the Baron Fifth Avenue Growth Fund. Conrad received a B.A. in Economics from the University of Texas at Austin in 1997.

Edward L. Shugrue III is the portfolio manager for RiverPark CMBS. Mr. Shugrue has over 30 years of commercial real estate investing, lending and restructuring experience as an owner, lender and advisor. Mr. Shugrue graduated from the University of Pennsylvania in 1988 with a BA (honors) in Political Science and with a degree from the Wharton School of Business. Prior to joining RiverPark in November 2018, Mr. Shugrue served for 15 years as the CEO of Talmage (and its predecessors), an investment manager and special servicer in the CMBS and commercial mortgage loan industry with over $12 billion of relevant investment experience. From 1997 until 2003, Mr. Shugrue co-built one of the country’s first commercial real estate mezzanine investment platforms in his capacity as the Chief Financial Officer of Sam Zell’s Capital Trust, Inc. (now Blackstone Mortgage Trust). From 1991 to 1996, Mr. Shugrue was one of four people responsible for turning around, taking public and selling River Bank America, a New York bank. From 1988 through 1990, Mr. Shugrue was employed in the real estate group of Bear Stearns & Co. Inc. where he worked on principal, agency and securitization assignments. Mr. Shugrue is a former governor of the Commercial Mortgage Backed Securities Association. He is a lecturer at the Harvard Business School (where he wrote a case study) and the Stanford Graduate School of Business. He has also published articles regarding CMBS in numerous publications including PREA Quarterly and CRE Finance World.

Investment Sub-Advisers

The Adviser is responsible for selecting sub-advisers to manage the assets of certain of the Funds. The sub-advisers are engaged to manage the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. Each sub-adviser is responsible, subject to the supervision and control of the Adviser and the Board of Trustees, for the purchase, retention and sale of securities in each Fund’s investment portfolio under its management.

The Adviser pays the sub-advisers a monthly fee computed at a fixed annual percentage of the average daily net assets managed by such sub-adviser, from the management fee paid to the Adviser pursuant to the Advisory Agreement. For the Wedgewood Fund, the sub-advisory fee calculation is based on average daily net assets in excess of $50 million. The Funds are not responsible for the payment of this sub-advisory fee.

Wedgewood Partners, Inc.

Wedgewood acts as the sub-adviser for the Wedgewood Fund. Wedgewood is registered as an investment adviser with the SEC and is located at 9909 Clayton Road, Suite 103, St. Louis, MO 63124. As of December 31, 2025, Wedgewood had approximately $1.4 billion in assets under management, including approximately $841 million of non-discretionary UMA assets. Anthony L. Guerrerio is the majority owner of Wedgewood, and David A. Rolfe and the shareholders of RP Holding Group are minority owners. The firm’s investment style is large cap focused growth.

Wedgewood began operations in 1988 and was founded by Anthony L. Guerrerio, who is its Chief Executive Officer. Mr. Guerrerio has over 30 years’ experience in the investment business having founded Mark Twain Brokerage Services, Inc., one of the first commercial bank brokerage business in the United States. Prior to that, he was with the investment firm of Salomon Brothers in New York. He holds a BS in Engineering from the United States Military Academy, West Point, NY and an MBA from Harvard Business School.

Wedgewood provides day-to-day portfolio management services to the Wedgewood Fund. Wedgewood has discretion to purchase and sell securities in accordance with the Fund’s objectives, policies, and restrictions.

Wedgewood entered into an Investment Sub-Advisory Agreement between RiverPark and Wedgewood, dated September 20, 2010, with respect to the Wedgewood Fund (the “Wedgewood Sub-Advisory Agreement”). Pursuant to the Wedgewood Sub-Advisory Agreement, Wedgewood receives fees from the Adviser to provide the services described above. These fees are paid out of the advisory fees the Adviser receives from the Wedgewood Fund and are not separately paid by the Fund.

Portfolio Manager

David A. Rolfe, CFA, is the portfolio manager of the Wedgewood Fund. Mr. Rolfe is the Chief Investment Officer of Wedgewood. He has been responsible for Wedgewood’s strategy since its inception in 1992. Prior to that, he was an Investment Officer at Boatmen’s Trust Company in St. Louis. He holds a BSBA in Finance from the University of Missouri 1985.

CrossingBridge Advisors, LLC

CrossingBridge acts as the sub-adviser for RiverPark Short Term. CrossingBridge is registered as an investment adviser with the SEC and is located at 427 Bedford Road, Pleasantville, NY 10570. David K. Sherman is the majority owner of CrossingBridge. CrossingBridge had approximately $4.1 billion of assets under management as of December 31, 2025. The firm’s primary investment style is credit opportunities.

CrossingBridge provides day-to-day portfolio management services to RiverPark Short Term. For this Fund, CrossingBridge has discretion to purchase and sell securities in accordance with the Fund’s objectives, policies, and restrictions.

CrossingBridge provides sub-advisory services to RiverPark Short Term pursuant to an Investment Sub-Advisory Agreement with RiverPark and the Trust dated September 20, 2010 and amended on March 9, 2024 (the “CrossingBridge Sub-Advisory Agreement”). Pursuant to the CrossingBridge Sub-Advisory Agreement, CrossingBridge receives fees from the Adviser to provide the services described above. These fees are paid out of the advisory fees the Adviser receives from RiverPark Short Term and are not separately paid the Fund.

Portfolio Manager

Crossing Bridge has two portfolio managers dedicated to RiverPark Short Term who operate as a team for all aspects of the investment process.

David Sherman is the majority owner of and managing member of CrossingBridge and has been the Fund’s portfolio manager since the Fund’s inception. Since 1996, Mr. Sherman, has managed accounts for various clients utilizing investment programs substantially similar to those intended to be used by the Fund. From January 1987 to August 1996, Mr. Sherman held various executive and director positions at Leucadia National Corporation and/or its subsidiaries. From August 1992 to August 1996, Mr. Sherman served as a Vice President of Leucadia with primary responsibility for the oversight of Leucadia’s insurance companies’ investment portfolios. Mr. Sherman holds a B.S. in Business Administration from Washington University.

Michael De Kler was named portfolio manager of RiverPark Short Term in 2025 and has been part of the Fund’s investment team since the Fund’s inception. Mr. De Kler joined an affiliate of CrossingBridge in 1999 and has been an employee of CrossingBridge since 2024. Mr. De Kler holds a B.S. and an M.B.A. from Fairleigh Dickinson University.

Next Century Growth Investors LLC

Next Century acts as the sub-adviser for Next Century Growth and Next Century Large Growth. Next Century, located at 5500 Wayzata Boulevard, Suite 1275, Minneapolis, MN 55416, is an independent investment firm specializing in high growth equity portfolios. Founded in 1998, Next Century utilizes a similar growth stock investment strategy across four products: Microcap, Small Cap, SMID Cap and Large Cap. The firm is primarily owned by its portfolio managers.

Next Century had approximately $1.5 billion of assets under management as of December 31, 2025.

Next Century provides day-to-day portfolio management services to Next Century Growth and Next Century Large Growth. For these Funds, Next Century has discretion to purchase and sell securities in accordance with the Fund’s objectives, policies, and restrictions.

Next Century entered into (1) an Investment Sub-Advisory Agreement between RiverPark and Next Century, dated June 30, 2023, with respect to Next Century Growth (the “Next Century Growth Sub-Advisory Agreement”) and (2) an Investment Sub-Advisory Agreement dated December 20, 2023, with respect to Next Century Large Growth (the “Next Century Large Growth Sub-Advisory Agreement and together, with the Next Century Growth Sub-Advisory Agreement, the “Next Century Sub-Advisory Agreements”). Pursuant to the Next Century Sub-Advisory Agreements, Next Century receives fees from the Adviser to provide the services described above. These fees are paid out of the advisory fees the Adviser receives from Next Century Growth and Next Century Large Growth and are not separately paid by the Funds.

Portfolio Managers

Next Century has five portfolio managers dedicated to both Next Century Growth and Next Century Large Growth. The portfolio managers operate as a team throughout all aspects of the investment process. They perform due diligence calls and meetings and make portfolio trading decisions together, as a group of five. Next Century believes this generates in-depth growth stock analysis, healthy stock specific and portfolio discussions, and streamlined decision making. Next Century does not have research analysts as they believe it is more efficient to have the people performing the direct research also making the final portfolio decisions. The portfolio managers are generalists, not sector specialists, and are familiar with all portfolio holdings. Given the individual and group knowledge of each holding, Next Century can make buy/sell decisions decisively. The team of five portfolio managers is the final decision maker.

Below are the backgrounds of the Portfolio Managers responsible for the day-to-day portfolio management of Next Century Growth and Next Century Large Growth:

Tom Press, CFA, Chairman, Portfolio Manager, Partner

Mr. Press founded Next Century in November 1998 with the goal of managing client accounts within the firm’s growth stock investing philosophy. He is one of the portfolio managers on all strategies. Prior to Next Century he worked as a portfolio manager at Jundt Associates from 1994-1998 and Investment Advisors from 1992-1993. From 1985-1992 he worked at Salomon Brothers and Morgan Stanley on the institutional sales desk. Mr. Press holds a B.A. in business administration from the University of Minnesota and an M.B.A. from the University of St. Thomas. He was a former member of the U.S. World, World Cup, and Olympic Wrestling Teams (alternate and team leader) and is a member of the Minnesota Wrestling Coaches Association Hall of Fame.

Bob Scott, CFA, Chief Executive Officer, Portfolio Manager, Partner

Mr. Scott joined Next Century in 2000, serving as one of the portfolio managers on all strategies, and he became a partner in 2002. In 2003, he helped create Next Century’s microcap strategy. Mr. Scott became Chief Executive Officer in 2026, served as President from 2013-2025 and COO from 2013-2021. Prior to joining Next Century, Mr. Scott worked at Investment Advisers, Inc (IAI) from 1993-2000. While at IAI, he held various positions including Vice President and portfolio manager for the IAI small cap growth and mid cap growth products. He also spent two years as a research analyst with the American Embassy in Tokyo, Japan. Mr. Scott graduated from Harvard University in 1990.

Peter Capouch, CFA, President, Portfolio Manager, Partner

Mr. Capouch joined Next Century in 2003, serving as one of the portfolio managers on all strategies, and he became a partner in 2008. Mr. Capouch became President in 2026, and served as COO from 2021-2025. Prior to joining Next Century, he worked for one year at State Street Global Advisors. Mr. Capouch graduated from Harvard University in 2002, where he was captain of the men’s ice hockey team.

Kaj Doerring, Portfolio Manager, Partner

Mr. Doerring joined Next Century in 2005, serving as one of the portfolio managers on all strategies, and he became a partner in 2009. Prior to Next Century, Mr. Doerring spent three years at Think Equity Partners and three years at Piper Jaffray. Before entering the investment industry, he spent 14 years at various positions within drug, diagnostic, medical device and capital equipment sales/marketing areas, including nine years at Bristol-Myers Squibb, two years at Boehringer Mannheim Diagnostics and three years at Coherent Surgical. Mr. Doerring graduated from Concordia College, Moorhead, MN in 1985 with a BA in Computer Science.

Tom Dignard, CFA, Portfolio Manager, Partner

Mr. Dignard joined Next Century in 2013, serving as one of the portfolio managers on all strategies, and he became a partner in 2019. Mr. Dignard earned his BA in economics from Yale University in 2010, where he was also a 4-year letterman of the Men’s Ice Hockey Team. He earned his MBA and graduated with Distinction from the University of Ulster in 2012.

The SAI provides additional information about the portfolio managers at RiverPark, Wedgewood, CrossingBridge and Next Century, including other accounts they manage, their ownership in the Funds they manage, and their compensation.

Prior Performance of Composite of Accounts Similarly Managed by Next Century

Next Century Small Cap Composite

The following performance information relates to the Next Century Small Cap Composite (the “Small Cap Composite”), which is a performance composite consisting of all of the private accounts with substantially similar investment objectives, strategies, policies and risks to those of Next Century Growth that are managed by the Fund’s Sub-Adviser. The following performance information is not Next Century Growth’s performance (or any predecessor fund’s performance), should not be considered indicative of the future performance of the Fund, and should not be considered a substitute for the Fund’s performance.

As of December 31, 2025, the Small Cap Composite consisted of ten separately managed accounts, with assets totaling approximately $601 million. The inception date of the Small Cap Composite was January 1,1999. Between the Small Cap Composite’s inception date and December 31, 2025, all private accounts and funds with substantially similar investment objectives, strategies, policies and risks to those of Next Century Growth have been included in the Small Cap Composite. The following performance information is therefore intended to illustrate past performance for a substantially similar strategy managed by the Sub-Adviser.

The following performance information for the Small Cap Composite was prepared in accordance with industry best practices and in accordance with the Global Investment Performance Standards (“GIPS”). The method for computing historical performance information for the Small Cap Composite differs from the SEC’s method for computing the historical performance of the Fund.

The private accounts included in the Small Cap Composite have different fees, expenses and cash flows than the Fund, which could negatively impact the performance of the Fund in relation to the Small Cap Composite. Since the actual fees and expenses of the Fund include certain expenses not included in the fees and expenses of the private accounts netted from the Small Cap Composite, using the Fund’s expense structure would have lowered the performance result of the Small Cap Composite.

The private accounts included in the Small Cap Composite also are not registered under the 1940 Act and therefore are not subject to certain investment restrictions, diversification requirements and other limitations imposed on the Fund by the 1940 Act and Subchapter M of the Code. If such private accounts had been registered under the 1940 Act and been subject to the 1940 Act and Subchapter M of the Code requirements and limitations, the performance may have been adversely affected. The net returns shown are net of all actual fees and expenses, including sales loads. The highest fee charged to any account in the Small Cap Composite, during the performance period, is reflected in the performance table.

Average Annual Total Returns*	1 Year	5 Years	10 Years	15 Years	20 Years	Since Inception (1/1/1999)
Next Century Small Cap Growth (Gross)	9.07%	7.24%	16.32%	13.09%	11.51%	11.94%
Next Century Small Cap Growth (Net)	8.26%	6.36%	15.30%	12.11%	10.54%	10.79%
Russell 2000 Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	13.01%	3.17%	9.57%	9.93%	8.75%	7.27%

*	Returns shown for periods ending December 31, 2025

Next Century Large Growth Composite

The following performance information relates to the Next Century Large Growth Composite (the “Large Growth Composite”), which is a performance composite consisting of all of the private accounts with substantially similar investment objectives, strategies, policies and risks to those of Next Century Large Growth that are managed by the Fund’s Sub-Adviser. The following performance information is not Next Century Large Growth’s performance (or any predecessor fund’s performance), should not be considered indicative of the future performance of the Fund, and should not be considered a substitute for the Fund’s performance.

As of December 31, 2025, the Large Growth Composite consisted of six separately managed accounts, with assets totaling approximately $198 million. The inception date of the Large Growth Composite was December 31, 1998. Between the Large Growth Composite’s inception date and December 31, 2025, all private accounts and funds with substantially similar investment objectives, strategies, policies and risks to those of Next Century Large Growth have been included in the Large Growth Composite. The following performance information is therefore intended to illustrate past performance for a substantially similar strategy managed by the Sub-Adviser.

The following performance information for the Large Growth Composite was prepared in accordance with industry best practices and in accordance with the Global Investment Performance Standards (“GIPS”). The method for computing historical performance information for the Large Growth Composite differs from the SEC’s method for computing the historical performance of the Fund.

The private accounts included in the Large Growth Composite have different fees, expenses and cash flows than the Fund, which could negatively impact the performance of the Fund in relation to the Large Growth Composite. Since the actual fees and expenses of the Fund include certain expenses not included in the fees and expenses of the private accounts netted from the Large Growth Composite, using the Fund’s expense structure would have lowered the performance result of the Large Growth Composite.

The private accounts included in the Large Growth Composite also are not registered under the 1940 Act and therefore are not subject to certain investment restrictions, diversification requirements and other limitations imposed on the Fund by the 1940 Act and Subchapter M of the Code. If such private accounts had been registered under the 1940 Act and been subject to the 1940 Act and Subchapter M of the Code requirements and limitations, the performance may have been adversely affected. The net returns shown are net of all actual fees and expenses, including sales loads. The highest fee charged to any account in the Large Growth Composite, during the performance period, is reflected in the performance table.

Average Annual Total Returns*	1 Year	5 Years	10 Years	15 Years	20 Years	Since Inception (12/31/1998)
Next Century Large Growth (Gross)	15.97%	13.84%	18.07%	16.33%	13.69%	12.22%
Next Century Large Growth (Net)	15.30%	13.16%	17.38%	15.68%	12.92%	11.16%%
Russell 1000 Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.12%	16.57%	13.22%	9.03%

*	Returns shown for periods ending December 31, 2025

Approval of Advisory Agreements

A discussion regarding the basis for the Board’s approval of the continuance of the Advisory Agreement, the Wedgewood Sub-Advisory Agreement, the CrossingBridge Sub-Advisory Agreement, the Next Century Growth Sub-Advisory Agreement, and the Next Century Large Growth Sub-Advisory Agreement is available in the Funds’ N-CSR filing with the SEC for the year ended September 30, 2025.

How the Funds Value Their Shares

The price of each Fund’s shares is based on the Fund’s net asset value. The net asset value of shares of each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The net asset value takes into account the fees and expenses of the Fund, including management, administration and other fees, which are accrued daily. The Fund calculates its net asset value as of the close of regular trading on the NYSE. The price at which a purchase, exchange or redemption is effected is based on the net asset value next computed after a Fund or its agents receive your request in good order. All requests received in good order before 4:00 p.m. Eastern Time or the closing of the NYSE, whichever occurs earlier (the “cut off time”), will be executed at the net asset value computed on that same day. Requests received after the cut off time (except for requests made in accordance with existing laws on behalf of certain retirement accounts and other omnibus accounts (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, Money Purchase Pension Plans, accounts held under trust agreements at a trust institution, accounts held at a brokerage, or “Fund Supermarkets”) will receive the next business day’s net asset value. In computing net asset value, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations. If market or independent pricing agent quotations are not readily available, securities are valued at fair value as determined in good faith through the consideration of other factors in accordance with procedures approved by the Board of Trustees. In accordance with Rule 2a-5 of the 1940 Act, the Board of Trustees has designated the Adviser as the “Valuation Designee” with respect to the Funds. The Funds will use fair value pricing where: (i) a security is illiquid (restricted securities and repurchase agreements maturing in more than seven days); (ii) the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; (iii) the security is so thinly traded that there have been no transactions in the security over an extended period; or (iv) the validity of a market or independent pricing agent’s quotation received is questionable. In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the net asset value is calculated (applicable to foreign securities). Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that each Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which each Fund determines its net asset value per share.

In computing the net asset value per share, each Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Since the Funds invest in securities that trade on foreign securities markets, which may be open on days other than a Fund business day, the value of a Fund’s portfolio may change on days on which shareholders are not able to purchase or redeem Fund shares. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities will be valued at their fair value as determined in good faith by the Valuation Designee.

How to Buy Shares

No sales charges are imposed when you purchase shares of the Funds. You may purchase shares of each Fund at net asset value (“NAV”) as described below or through your financial intermediary. Please keep in mind that your financial intermediary may charge additional fees for its services. The minimum initial investment in Retail Class Shares is $1,000. The minimum initial investment for Institutional Class Shares is $50,000. Class C Shares, when offered for sale to investors, will have a minimum initial investment of $1,000. The Funds reserve the right to vary or waive the minimum in certain situations. There is no minimum investment requirement for subsequent investments. Each Fund reserves the right to transfer shares, on a tax-free basis, from Institutional Class Shares to Retail Class Shares, if such shareholder’s account falls below the minimum. Stock certificates will not be issued. Instead, your ownership of shares will be reflected in your account records with the Funds.

The Funds have authorized one or more brokers to receive purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf.

All shares will be purchased at the NAV per share next determined after the Funds or, if applicable an authorized broker or broker designee, receive your account application or request in good order. All requests received in good order by the Funds, if applicable an authorized broker or broker designee, before 4:00 p.m. (Eastern Time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day and will receive the next day’s NAV.

Each Fund may, from time to time, in its sole discretion limit the types of investors permitted to open new accounts or limit new purchases at any time on a case-by-case basis.

Good Order

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●	The name of the Fund and class;

●	The dollar amount of shares to be purchased;

●	A completed account application; and

●	Check payable to RiverPark Funds.

Purchases by Mail

To make an initial purchase by mail:

●	Complete the enclosed application.

●	Mail the application, together with a check made payable to the RiverPark Funds to:

By Mail:	By Overnight Delivery or Express Mail:
RiverPark Funds P.O. Box 219008 Kansas City, MO 64121-9008	RiverPark Funds c/o SS&C Global Investor & Distribution Solutions, Inc. 801 Pennsylvania Ave Suite 219008 Kansas City, MO 64105-1307

●

All checks must be in U.S. dollars drawn on U.S. banks. The Funds do not accept payment in cash, cashier’s checks or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

●

Subsequent investments may be made in the same manner, but you need not include an application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

In compliance with the U.S.A. PATRIOT Act of 2001, please note that the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 888-564-4517 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected, or the investor will not be allowed to perform a transaction on the account until clarifying information/documentation is received. The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Purchases by Wire

If you are making your first investment in the Funds, before you wire funds:

●	The Transfer Agent must have a completed application. You can mail or overnight deliver your application to the Transfer Agent at the address above.

●	Upon receipt of your completed application, in good order, the Transfer Agent will establish an account for you.

●

The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, your name and account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

UMB Bank, N.A. ABA No. 101000695 RiverPark Funds DDA Account No. 9871916839 Further Credit: (name of RiverPark Fund to be purchased) (shareholder registration) (shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Additional Information

If your purchase transaction is canceled due to nonpayment or because your purchase check does not clear, you will be responsible for any loss the Funds or the Adviser incur, and you will be subject to a returned check fee of $25. If you are an existing shareholder of any of the Funds, a Fund may redeem shares from your account in any of the Funds to reimburse the Fund or the Adviser for the loss. In addition, you may be prohibited or restricted from making further purchases of shares.

Telephone trades must be received by or prior to market close, to receive the next calculated net asset value. Trades received after the market close will be processed using the net asset value per share determined on the next business day. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees, commissions and/or other forms of compensation, and these forms of compensation are not reflected in the fee tables set forth above for each Fund. These fees and charges are not imposed by the Funds.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Adviser may at its own expense make payments to some, but not all brokers, dealers or financial intermediaries, as an incentive to sell shares of a Fund and/or to promote retention of their customers’ assets in the Fund. These payments sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or their shareholders for marketing and distribution related activities or for shareholder servicing. These activities may include transaction processing, sub-accounting services, marketing support and/or access to representatives of the broker, dealer or other financial intermediaries. Revenue sharing payments also may be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Funds.

The Board of Trustees has adopted a shareholder servicing plan according to which each Fund may pay shareholder servicing fees equal to up to 0.25% of the Retail Class Shares and Institutional Class Shares to various shareholder servicing agents for performing non-distribution related shareholder servicing functions and maintaining shareholder accounts on behalf of their clients who own shares of the Funds. Because these shareholder servicing fees are paid out of assets attributable to each Fund’s Retail Class Shares and Institutional Class Shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

In addition, the Board of Trustees has adopted an administrative services plan according to which each Fund may pay administrative services fees at an annual rate of up to 0.20% and 0.15% of the average daily net assets of the Retail Class Shares and Institutional Class Shares, respectively, of a Fund to various administrative servicing agents for providing administrative, recordkeeping and support servicing to their clients who own shares of the Funds. Because these administrative servicing fees are paid out of assets attributable to each Fund’s Retail Class Shares and Institutional Class Shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

Each Fund (other than RiverPark Short Term, RiverPark CMBS, Next Century Growth and Next Century Large Growth) has adopted a Plan of Distribution (“12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class C Shares. The 12b-1 Plan permits such Fund to pay SEI Investments Distribution Co. (the “Distributor”) from its own assets for the Distributor’s services and commission and marketing expenses incurred with distributing shares of the Fund (“12b-1 fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). Such Fund’s Class C Shares would pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets. Class C Shares have exclusive voting rights with respect to the 12b-1 Plan. Since 12b-1 fees are paid out of the assets of the Funds on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Currently, the Class C shares of the Funds are not being offered, therefore the 12b-1 Plan is not in effect.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in a Fund may be transferred to that state.

Exchange Privilege

You may exchange some or all of your shares of a Fund for shares of the same class of one of the other Funds. You may do this through your financial intermediary, or by telephone or mail as described below. An exchange involves the redemption of shares of one Fund and the purchase of shares of another Fund. Once an exchange request has been placed by telephone or mail, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received. An exchange which represents an initial investment in a Fund is subject to the minimum investment requirements of that Fund. In addition, brokers and other financial intermediaries may charge a fee for processing exchange requests.

The Funds each have different investment objectives and policies. You should review the objective and policies of the Fund whose shares will be acquired in an exchange before placing an exchange request. An exchange is a taxable transaction for Federal income tax purposes. You are limited to five exchanges per calendar year. The exchange privilege may be modified or discontinued at any time by the Funds upon sixty days’ notice.

Exchanges by Telephone

To exchange shares by telephone:

●	Call 888-564-4517

●	Shares exchanged by telephone must have a value of $1,000 or more.

●	Exchange requests received after market close (generally 4:00 p.m. Eastern time) will be processed using the net asset value determined on the next business day.

●

During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone but send your request by overnight courier to: RiverPark Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Ave, Suite 219008, Kansas City, MO 64105-1307.

To exchange shares by telephone, you must indicate this on your application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

Exchanges by Mail

To exchange shares by mail:

●	Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).

●	For further information, call 888-564-4517.

How to Convert Shares

The Funds currently offer two classes of shares, Retail Class Shares and Institutional Class Shares, which differ only in their ongoing fees and eligibility requirements. At no charge, you may convert shares of one Fund directly to any other offered class of Shares of the same Fund, by writing to or calling the Funds, subject to the eligibility requirements and the fees and expenses applicable to such share class of the Fund. If the value of your investment in the Institutional Class Shares of a

Fund falls below $50,000, the Fund may convert your Institutional Class Shares into Retail Class Shares. The transaction will be based on the relative net asset values of the respective securities to be exchanged on the trade date for the conversion. For U.S. federal income tax purposes, such a conversion is not a taxable event.

How to Redeem Shares

You may redeem shares of each Fund on any day the NYSE is open, either directly or through your financial intermediary. Transactions received, in good order, before the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) will receive the net asset value on that day. Redemption proceeds generally will be sent to you within seven days of receipt of the redemption request. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to fifteen business days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after market close (usually 4:00 p.m. Eastern time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law.

Good Order

Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●	The request should be in writing, indicating the number of shares or dollar amount to be redeemed;

●	The request must identify your account number;

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●	The request should include a signature guarantee, if applicable (see below).

Redeeming Shares by Mail

To redeem shares by mail:

●	Send a letter of instruction signed by all registered owners of the account to: RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008.

●	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

●	A signature guarantee of each owner is required to redeem shares in the following situations:

-	If ownership is changed on your account;

-	When redemption proceeds are payable or sent to any person, address or bank account not on record;

-	If a change of address request was received by the Transfer Agent within the last 30 days;

-

The Funds and/or the Transfer Agent may require a signature guarantee in other cases based on the facts and circumstances relative to the particular situation. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Transfer Agent; and

-	For all redemptions in excess of $50,000 from any shareholder account

●	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

For further information, call 888-564-4517.

Redeeming Shares by Telephone

To redeem shares by telephone:

●

Call 888-564-4517 between the hours of 9:00 a.m. and 5:00 p.m. (Eastern time) on any business day (any weekday exclusive of days on which the NYSE is closed is a “business day”). The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

●	Specify the amount of shares you want to redeem (minimum $1,000, maximum $50,000).

●	Provide the account name, as registered with a Fund, and the account number.

●

Redemption proceeds will be mailed to you by check at the address indicated in your account registration or wired to an account at a commercial bank that you have previously designated. A $15.00 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice. In addition, your bank may impose a charge for receiving wires. Redemption proceeds may also be sent by electronic funds transfer through the ACH network, to your predetermined bank account. There is no charge for the electronic funds transfer. Credit may not be available for two to three days.

●

During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption. In that event, you should follow the procedures for redemption by mail and send your written request by overnight courier to: RiverPark Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Ave, Suite 219008, Kansas City, MO 64105-1307.

To redeem shares by telephone, you must indicate this on your application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008. Signatures may require a guarantee or verification by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees or authentication are acceptable to the Transfer Agent. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. Each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

Additional Redemption Information

A redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law. The Funds reserve the right to close your account in a Fund if as a result of one or more redemptions the account value has remained below $1,000 for thirty days or more. You will receive sixty days’ written notice to increase the account value before the account is closed. Although in unusual circumstances the Funds may pay the redemption amount in-kind through the distribution of portfolio securities, they are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund’s total net assets during any ninety-day period for any one shareholder.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Tools to Combat Frequent Transactions

The Funds are intended for long-term investors. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows. These cash flows can be disruptive to the portfolio manager’s attempts to achieve a Fund’s objectives. Further, frequent short-term trading of Fund shares drives up the Funds’ transaction costs to the detriment of the remaining shareholders.

Funds that invest in overseas securities, where market timers may seek to take advantage of time zone differences and funds that invest in investments which are not frequently traded may be targets of market timers.

For these reasons, the Funds use a variety of techniques to monitor for and detect abusive trading practices. The Funds do not accommodate “market timers” and discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in each Fund. These steps include monitoring trading activity and using fair value pricing, as approved by the Board of Trustees, when the Adviser determines current market prices are not readily available. These techniques may change from time to time as determined by the Funds in their sole discretion.

Trading Practices. Currently, the Funds reserve the right, in their sole discretion, to identify trading practices as abusive. The Funds may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive. In addition, the Funds reserve the right to reject purchase and exchange requests by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund(s).

The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have simultaneous access to the underlying shareholder account information. In this regard, in compliance with Rule 22c-2 under the 1940 Act the Funds have entered into Information Sharing Agreements with financial intermediaries pursuant to which these financial intermediaries are required to provide to the Funds, at each Fund’s request, certain customer and identity trading information relating to its customers investing in a Fund through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from customers that are found to have engaged in abusive trading in violation of a Fund’s policies. However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Fair Value Pricing. The trading hours for most foreign securities end prior to the close of the NYSE, the time each Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when they calculate their net asset values. Fair value determinations are made in good faith by the Valuation Designee in accordance with procedures approved by the Board of Trustees.

The Board of Trustees has also developed procedures that allow the Valuation Designee to utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser or sub-adviser, as the case may be, does not represent fair value. The Funds may also fair value a security if the Funds or the Adviser or sub-adviser, as the case may be, believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

Shareholder Services

The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary or call 888-564-4517. Some services are described in more detail in the application.

Automatic Investment Plan. You may make regular monthly investments automatically in amounts of not less than $50 through the Automatic Investment Plan. This plan provides a convenient method to have monies deducted from your bank account, for investment into the Funds. In order to participate in the plan, your financial institution must be a member of the ACH network. The Funds may modify or terminate this privilege at any time. If your bank rejects your payment, a $25 fee will be charged to your account. To begin participating in the plan, please complete the Automatic Investment Plan section on the application or call the Transfer Agent at 888-564-4517. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five days prior to the effective date. Please allow up to thirty days to create the plan and 5 days to cancel or change it.

Telephone Investment Plan. You may make investments into an existing account, on demand, in amounts of not less than $100 or more than $10,000 per investment by calling 888-564-4517. If elected on your application, telephone orders will be accepted by electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received by 4:00 p.m. (Eastern time), shares will be purchased at the net asset value calculated on that day.

Systematic Cash Withdrawal Plan. If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan. Under this plan, you may elect to receive regular monthly, quarterly or annual checks to your address of record, or credit directly to your predetermined bank account, in a stated amount of not less than $75. Shares will be redeemed as necessary to make those payments. To participate in the Systematic Cash Withdrawal Plan, you should elect to have dividends and capital gain distributions on your Fund shares reinvested. Any cash dividends and capital gains distributions on shares held in a Withdrawal Plan Account will be automatically reinvested.

Investments through Employee Benefit and Savings Plans. Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds available to their participants. The Adviser, and not the Funds, may provide compensation to organizations providing administrative and recordkeeping services to those plans.

Automatic Reinvestment Plan. For your convenience, all dividends and distributions of a Fund are automatically reinvested in full and fractional shares of that Fund at the net asset value per share at the close of business on the ex-date, unless you request otherwise in writing. A written request to change your dividend reinvestment election must be received at least five full business days before a given record date to be effective on that date.

Tax Sheltered Retirement Plans. Eligible investors may open a pension or profit-sharing account in a Fund under the following prototype retirement plans: (i) Individual Retirement Accounts (“IRAs”) and Rollover IRAs; and (ii) Simplified Employee Pensions for sole proprietors, partnerships and corporations.

Householding. The Funds will automatically send updated prospectuses, Annual and Semi-Annual Reports to Fund shareholders. In order to reduce the volume of mail, when possible, only one copy of each document will be sent to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue “householding” for your accounts, please call toll-free at 888-564-4517 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Dividends, Distributions and Taxes

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a U.S. Shareholder (as defined below) of a Fund who acquires, holds and/or disposes of shares of a Fund, and reflects provisions of the Code, existing proposed, final, and temporary Treasury regulations promulgated thereunder, rulings published by the Internal Revenue Service (“IRS”), judicial decisions and interpretations, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action or contrary judicial decision or interpretation, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in a Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Funds’ SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in a Fund may be subject to state, local and foreign taxes.

For purposes of these discussions, a “U.S. Shareholder” means a beneficial owner of a Fund’s shares that is any of the following for U.S. federal income tax purposes:

●	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;

●

A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●

A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Policy. It is the policy of each Fund, other than RiverPark Short Term and RiverPark CMBS, to distribute to shareholders its investment company taxable income, if any, annually as required for qualification as a RIC by the Code. It is the policy of each of RiverPark Short Term and RiverPark CMBS to distribute to shareholders its investment company income monthly. Each Fund also intends to distribute its net capital gain in order to avoid taxation of the Fund itself on such gains. Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter, with a record date in such quarter, will be treated as paid in December of the previous year. You may elect to have dividends and/or capital gains paid in cash.

Taxation of the Funds. Each Fund intends to qualify and make the necessary elections to be treated as a RIC under the Code. While so qualified, a Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on RICs, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting these distribution requirements.

Taxation of Shareholders. The following information is meant as a general summary for U.S. Shareholders. For a summary of the tax considerations applicable to Non-U.S. Shareholders (i.e., a beneficial owner of a Fund’s shares that is not a U.S. Shareholder), see the SAI. Most U.S. Shareholders normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether dividends and distributions are paid in cash or reinvested in additional shares.

A Fund’s net investment income and short-term capital gains are distributed as dividends and will generally be taxable as ordinary income or qualified dividend income. Other capital gain distributions are generally taxable as long-term capital gains, regardless of how long you have held your shares in such Fund. Long-term capital gains also will be taxed at up to a maximum rate of 20% to individuals and other non-corporate taxpayers. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Your redemptions, including exchanges, may result in a capital gain or loss for Federal tax purposes. A capital gain or loss on your investment is the difference between your tax basis in your shares, including any sales charges, and the amount you receive when you sell your shares.

Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year. A Fund may be subject to foreign withholding taxes, which would reduce its investment return. Tax treaties between certain countries and the U.S. may reduce or eliminate these taxes. A Fund’s transactions in options, futures and forward contracts are subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

The foregoing briefly summarizes some of the important Federal income tax consequences to shareholders of investing in a Fund’s shares, reflects the Federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other Federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Backup Withholding. Under the Code, the Funds will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a RIC may be subject to withholding of federal income tax (currently at a rate of 24%) in the case of non-exempt shareholders who fail to furnish the RIC with their social security or taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Funds are notified by the IRS or a broker that withholding is required due to an incorrect social security or taxpayer identification number or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way each Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, each Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Financial Highlights

The financial highlights tables that follow are intended to help you understand each Fund’s shares’ financial performance for the periods ended September 30, 2025, September 30, 2024, September 30, 2023, September 30, 2022, and September 30, 2021. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends and distributions). The financial statements for the periods ended September 30, 2025, September 30, 2024, September 30, 2023, September 30, 2022, and September 30, 2021 have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm. Cohen & Company, Ltd.’s report, along with the Funds’ financial statements, is included in the Funds’ Form N-CSR filing with the SEC, and is available at www.riverparkfunds.com or upon request.

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Financial Highlights

For a Share Outstanding Throughout Each Year
For the Year Ended September 30,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses)	Total from Investment Operations	Distributions of Dividends from Net Investment Income		Distributions from Net Realized Gains	Total Distributions
RiverPark Large Growth Fund
Institutional Class Shares
2025	$28.65	$(0.08)	$4.92	$4.84	$—		$(2.03)	$(2.03)
2024	20.52	(0.08)	8.21	8.13	—		—	—
2023	15.83	(0.11)	4.80	4.69	—	(2)	—	—
2022	35.40	(0.16)	(15.33)	(15.49)	—		(4.08)	(4.08)
2021	28.43	(0.16)	9.24	9.08	—		(2.11)	(2.11)
Retail Class Shares
2025	$27.48	$(0.14)	$4.70	$4.56	$—		$(2.03)	$(2.03)
2024	19.73	(0.13)	7.88	7.75	—		—	—
2023	15.26	(0.15)	4.62	4.47	—		—	—
2022	34.36	(0.23)	(14.79)	(15.02)	—		(4.08)	(4.08)
2021	27.73	(0.25)	8.99	8.74	—		(2.11)	(2.11)

Wedgewood Fund
Institutional Class Shares
2025	$5.69	$(0.01)	$0.73	$0.72	$—		$(0.82)	$(0.82)
2024	4.26	(0.01)	1.54	1.53	—		(0.10)	(0.10)
2023	4.05	(0.01)	0.81	0.80	—		(0.59)	(0.59)
2022	5.86	(0.01)	(1.10)	(1.11)	—		(0.70)	(0.70)
2021	8.33	(0.02)	1.84	1.82	—		(4.29)	(4.29)
Retail Class Shares
2025	$5.08	$(0.02)	$0.64	$0.62	$—		$(0.82)	$(0.82)
2024	3.82	(0.02)	1.38	1.36	—		(0.10)	(0.10)
2023	3.70	(0.02)	0.73	0.71	—		(0.59)	(0.59)
2022	5.42	(0.02)	(1.00)	(1.02)	—		(0.70)	(0.70)
2021	8.01	(0.03)	1.73	1.70	—		(4.29)	(4.29)

*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(1)	Per share data was calculated using average shares for the period.

(2)	Amount represents less than $0.01 per share.

Net Asset Value, End of Year	Total Return*	Net Asset Value, End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Total Expenses to Average Net Assets, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$31.46	17.47%	$37,285	1.00%	1.02%	(0.26)%	19%
28.65	39.62	31,641	1.00	1.02	(0.30)	21
20.52	29.64	24,999	1.00	1.01	(0.57)	20
15.83	(49.30)	20,731	0.95	0.95	(0.64)	89
35.40	33.14	39,489	0.91	0.91	(0.46)	36

$30.01	17.18%	$14,052	1.25%	1.28%	(0.51)%	19%
27.48	39.28	13,105	1.25	1.29	(0.55)	21
19.73	29.29	11,189	1.25	1.31	(0.81)	20
15.26	(49.44)	14,274	1.23	1.23	(0.90)	89
34.36	32.73	49,259	1.20	1.20	(0.76)	36

$5.59	13.12%	$22,814	1.00%	1.10%	(0.20)%	23%
5.69	36.46	22,251	1.00	1.09	(0.20)	13
4.26	21.73	19,884	1.00	1.09	(0.21)	15
4.05	(22.35)	19,682	1.00	1.01	(0.28)	21
5.86	34.93	30,901	0.95	0.95	(0.27)	16

$4.88	12.67%	$8,087	1.25%	1.29%	(0.45)%	23%
5.08	36.20	8,058	1.25	1.32	(0.45)	13
3.82	21.33	7,080	1.25	1.34	(0.46)	15
3.70	(22.52)	7,053	1.25	1.26	(0.53)	21
5.42	34.66	10,372	1.24	1.24	(0.56)	16

Financial Highlights

For a Share Outstanding Throughout Each Year
For the Year Ended September 30,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses)	Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
RiverPark Short Term High Yield Fund
Institutional Class Shares
2025	$9.69	$0.47	$(0.01)	$0.46	$(0.48)	$—	$(0.48)
2024	9.65	0.55	0.04	0.59	(0.55)	—	(0.55)
2023	9.63	0.46	0.08	0.54	(0.52)	—	(0.52)
2022	9.67	0.19	(0.02)	0.17	(0.21)	—	(0.21)
2021	9.65	0.19	0.02 (2)	0.21	(0.19)	—	(0.19)
Retail Class Shares
2025	$9.64	$0.45	$(0.03)	$0.42	$(0.45)	$—	$(0.45)
2024	9.61	0.52	0.04	0.56	(0.53)	—	(0.53)
2023	9.59	0.42	0.10	0.52	(0.50)	—	(0.50)
2022	9.63	0.16	(0.01)	0.15	(0.19)	—	(0.19)
2021	9.61	0.17	0.02 (2)	0.19	(0.17)	—	(0.17)

RiverPark Long/Short Opportunity Fund
Institutional Class Shares
2025	$13.65	$(0.12)	$1.91	$1.79	$—	$—	$—
2024	10.60	(0.08)	3.13	3.05	—	—	—
2023	8.46	(0.12)	2.26	2.14	—	—	—
2022	19.46	(0.20)	(10.80)	(11.00)	—	—	—
2021	16.59	(0.24)	3.11	2.87	—	—	—
Retail Class Shares
2025	$13.39	$(0.14)	$1.87	$1.73	$—	$—	$—
2024	10.42	(0.10)	3.07	2.97	—	—	—
2023	8.32	(0.13)	2.23	2.10	—	—	—
2022	19.19	(0.25)	(10.62)	(10.87)	—	—	—
2021	16.41	(0.28)	3.06	2.78	—	—	—

*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(1)	Per share data was calculated using average shares for the period.

(2)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

Net Asset Value, End of Year	Total Return*	Net Asset Value, End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Total Expenses to Average Net Assets, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.67	4.82%	$684,888	0.96%	0.96%	4.87%	438%
9.69	6.30	759,798	0.94	0.94	5.63	418
9.65	5.78	751,883	0.92	0.92	4.72	372
9.63	1.82	896,699	0.90	0.90	1.99	164
9.67	2.19	1,118,494	0.89	0.89	1.95	158

$9.61	4.48%	$56,643	1.24%	1.24%	4.64%	438%
9.64	5.97	26,391	1.20	1.20	5.37	418
9.61	5.54	20,554	1.19	1.19	4.42	372
9.59	1.56	28,191	1.17	1.17	1.67	164
9.63	1.95	66,020	1.14	1.14	1.76	158

$15.44	13.11%	$31,590	1.85%	1.91%	(0.84)%	20%
13.65	28.77	32,508	1.85	1.89	(0.66)	10
10.60	25.30	33,113	1.85	1.89	(1.21)	17
8.46	(56.53)	81,623	1.75	1.75	(1.40)	51
19.46	17.30	452,886	1.73	1.73	(1.29)	33

$15.12	12.92%	$4,899	2.00%	2.19%	(0.99)%	20%
13.39	28.50	7,431	2.00	2.17	(0.81)	10
10.42	25.24	9,181	2.00	2.14	(1.36)	17
8.32	(56.64)	10,305	2.00	2.04	(1.67)	51
19.19	16.94	71,339	2.00	2.03	(1.52)	33

Financial Highlights

For a Share Outstanding Throughout Each Year \
For the Year Ended September 30,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses)		Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
RiverPark Floating Rate CMBS Fund
Institutional Class Shares
2025	$8.80	$0.51	$0.05		$0.56	$(0.50)	$—	$(0.50)
2024	8.66	0.66	0.14		0.80	(0.66)	—	(0.66)
2023	8.44	0.63	0.22		0.85	(0.63)	—	(0.63)
2022	8.93	0.24	(0.50)		(0.26)	(0.23)	—	(0.23)
2021	9.02	0.22	(0.08	)(2)	0.14	(0.23)	—	(0.23)
Retail Class Shares
2025	$8.73	$0.47	$0.06		$0.53	$(0.48)	$—	$(0.48)
2024	8.61	0.62	0.14		0.76	(0.64)	—	(0.64)
2023	8.41	0.61	0.20		0.81	(0.61)	—	(0.61)
2022	8.91	0.21	(0.51)		(0.30)	(0.20)	—	(0.20)
2021	9.01	0.18	(0.07	)(2)	0.11	(0.21)	—	(0.21)

RiverPark/Next Century Growth Fund
Institutional Class Shares
2025	$10.31	$(0.10)	$1.28		$1.18	$(0.03)	$—	$(0.03)
2024	9.05	(0.09)	1.35		1.26	—	—	—
2023(3)	10.00	(0.01)	(0.94)		(0.95)	—	—	—
Retail Class Shares
2025	$10.26	$(0.13)	$1.28		$1.15	$(0.02)	$—	$(0.02)
2024	9.03	(0.11)	1.34		1.23	—	—	—
2023(3)	10.00	(0.02)	(0.95)		(0.97)	—	—	—

RiverPark/Next Century Large Growth Fund
Institutional Class Shares
2025	$12.10	$(0.08)	$2.45		$2.37	$—	$—	$—
2024(4)	10.00	(0.04)	2.14		2.10	—	—	—
Retail Class Shares
2025	$12.07	$(0.11)	$2.43		$2.32	$—	$—	$—
2024(4)	10.00	(0.07)	2.14		2.07	—	—	—

*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(1)	Per share data was calculated using average shares for the period.

(2)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Commenced operations on June 30, 2023. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(4)	Commenced operations on December 29, 2023. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

Net Asset Value, End of Year	Total Return*	Net Asset Value, End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Total Expenses to Average Net Assets, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$8.86	6.55%	$29,956	0.85%	1.06%	5.73%	25%
8.80	9.56	30,387	0.85	1.05	7.59	36
8.66	10.24	34,756	0.85	0.99	7.32	42
8.44	(2.98)	34,945	0.85	0.96	2.70	27
8.93	1.61	44,527	0.85	0.94	2.44	45

$8.78	6.22%	$2,618	1.25%	1.42%	5.32%	25%
8.73	9.11	2,321	1.25	1.40	7.09	36
8.61	9.89	1,342	1.25	1.34	7.12	42
8.41	(3.34)	1,260	1.25	1.30	2.39	27
8.91	1.24	1,566	1.25	1.29	2.04	45

$11.46	11.46%	$8,303	1.15%	1.58%	(0.96)%	93%
10.31	13.92	15,051	1.15	2.05	(0.90)	85
9.05	(9.50)	2,098	1.15	6.18	(0.55)	9

$11.39	11.18%	$123	1.40%	1.89%	(1.22)%	93%
10.26	13.62	73	1.40	3.13	(1.17)	85
9.03	(9.70)	31	1.40	5.89	(0.78)	9

$14.47	19.59%	$3,426	1.00%	2.71%	(0.62)%	75%
12.10	21.00	2,616	1.00	3.97	(0.52)	21

$14.39	19.22%	$1	1.25%	2.81%	(0.90)%	75%
12.07	20.70	1	1.25	3.92	(0.81)	21

Notice of Privacy Policy
FACTS	WHAT DOES RIVERPARK FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons RiverPark Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does RiverPark Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 888-564-4517 or go to http://www.riverparkfunds.com.

What we do
Who is providing this notice?	RiverPark Funds Trust
How does RiverPark Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does RiverPark Funds Trust collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes –
information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include RiverPark Advisors, LLC and RiverPark Capital Management LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● RiverPark Funds Trust doesn’t share client information with non-affiliates.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● RiverPark Funds Trust doesn’t jointly market.

Additional Information

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer by the Funds to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such an offer.

INVESTMENT ADVISER
RiverPark Advisors, LLC
156 West 56th Street, 17th Floor
New York, NY 10019

CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

PRIME BROKER
Goldman Sachs & Co.
200 West Street, 3rd Floor
New York, NY 10282

TRANSFER AGENT
SS&C Global Investor & Distribution Solutions, Inc.
1055 Broadway
Kansas City, MO 64105

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

FUND COUNSEL
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

To Obtain More Information about the Funds

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about each Fund’s investments is available in the Annual and Semi-Annual Reports to Fund shareholders and in Form N-CSR. The Annual Report to Fund shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

Statement of Additional Information

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC. The SAI and the financial statements in the Funds’ most recent Form N-CSR filing for the fiscal year ended September 30, 2025, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (i.e., legally made a part of) this Prospectus.

To obtain free copies of the Annual or Semi-Annual Reports to Fund shareholders, the SAI, or other information such as Fund financial statements, or to discuss questions about the Funds:

By Telephone

888-564-4517

By Mail

RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008 or by overnight courier to RiverPark Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Ave, Suite 219008, Kansas City, MO 64105-1307.

By Internet

http://www.riverparkfunds.com

From the SEC

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street, Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

RiverPark Funds Trust
Investment Company Act File Number 811-22431

RPF-PS-001-1100